LIFEPOINT, INC.
10400 Trademark Street
Rancho Cucamonga, CA 91730

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
LifePoint, Inc.

The Annual Meeting of Stockholders of LifePoint, Inc. (the "Company") will be held at the Westin Bonaventure Hotel located at 404 S. Figueroa Street, Los Angeles, California 90071, on Friday, August 20, 1999, at 2:00 p.m., Pacific Daylight Time (the "Annual Meeting"), for the following purposes:

1. To elect four directors for a one-year term until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

2. To ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending March 31, 2000.

3. To approve a possible reverse stock split of the Company's Common Stock, $.001 par value, in an amount which the Board of Directors deems appropriate, to be not less than one-for-two and not more than one-for-five, and the timing of its effectiveness to be at such time as the Board determines to file an Amendment to the Company's Restated Certificate of Incorporation effectuating this reverse stock split, but not later than June 30, 2000.

4. To approve an increase in the authorized number of shares of the Common Stock by up to 10,000,000 shares, but only if the reverse stock split in an amount not less than one-for-three nor more than one-for-five is authorized and implemented.

5. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on Monday, July 12, 1999, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Robert W. Berend
Robert W. Berend
Secretary
July 23, 1999

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING OR, IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.


LIFEPOINT, INC.
10400 Trademark Street
Rancho Cucamonga, CA 91730

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
August 20, 1999

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LifePoint, Inc. (the "Company") of proxies to be voted at the Company's Annual Meeting of Stockholders (the "Meeting") to be held on Friday, August 20, 1999, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Friday, July 23, 1999, to holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and the Company's Series A 10% Cumulative Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), as of the close of business on Monday, July 12, 1999 (the "Record Date"), which has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting.

VOTING SECURITIES

On the Record Date, 15,008,667 shares of the Common Stock and 447,375 shares of the Series A Preferred Stock, which are the only classes entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each stockholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock, and one vote for each share of the Series A Preferred Stock, held by such stockholder as of the close business on the Record Date. The holders of the Common Stock and the Series A Preferred Stock will vote together as a single class on all matters to be submitted to a vote at the Meeting, thereby resulting in 15,456,042 shares being eligible to vote on each proposal at the Meeting. A plurality of the votes cast at the Meeting shall be necessary to elect the four directors. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Meeting shall be necessary (1) to approve the selection of the independent auditors, (2) to approve a possible reverse stock split of the Common Stock in an amount which the Board of Directors of the Company deems appropriate, to be not less than one-for-two and not more than one-for-five, and the timing of its effectiveness to be at such time as the Board determines to file an Amendment to the Company's Restated Certificate of Incorporation effectuating such reverse stock split, but not later than June 30, 2000, and
(3) to approve, if the reverse stock split in an amount not less than one-for-three nor more than one-for-five is authorized and then implemented, an increase in the number of authorized shares of the Common Stock by up to 10,000,000 shares.

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Abstensions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against a proposal.


Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Robert W. Berend, Secretary) at its principal executive office or in person at the Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the address in the heading to this Proxy Statement.

Rule 452 of the New York Stock Exchange, Inc. permits a member firm to vote for the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting. However, under the Rule the beneficial owner must give specific instructions to the member firm for it to vote the stockholder's shares on the proposals to approve a reverse stock split of the Common Stock and to approve an increase in the authorized number of shares of the Common Stock. The Company, accordingly, urges each beneficial owner to instruct the member firm which holds of record the stockholder's shares of the Common Stock to vote in favor of the four proposals submitted to the stockholders for a vote.

A stockholder shall have no right to receive payment for his, her or its shares as a result of stockholder approval of any proposal in the Notice of Annual Meeting.

Each of the persons who has served as a director or as an executive officer of the Company since April 1, 1998 (i.e., the beginning of the last fiscal year of the Company), has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Meeting (as described in the fifth preceding paragraph), other than the election of directors, except that he or she could be the recipient of some of the additional shares should the increased number of authorized shares of the Common Stock be authorized, then implemented and thereafter used for a stock incentive or benefit plan as described in the section "General" under the caption "Proposal Four: Authority to Board to Increase Authorized Shares."

PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees for Election as Directors

Four directors will be elected at the Meeting, each to serve for a one-year term until the next Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies. The Board intends to seek additional directors after this Meeting and, if appropriate candidates are determined after screening by the Company's new Nominating Committee, to increase the number of authorized directors and to elect such candidate or candidates as permitted by the By-Laws of the Company.

Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of the four nominees named below, all of whom are currently serving as directors of the Company. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than four nominees.


The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. The information has been furnished to the Company by the individual named. For information as to the shares of the Common Stock held by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

				Year First
				Elected
Name of Nominee         Age     Director   Position and Offices with
					   the Company

Linda H. Masterson      48      1996       President, Chief Executive
					   Officer and a Director

Peter S. Gold           74      1997       Director

Jonathan J. Pallin      49      1997       Director

Paul Sandler            59      1997       Director


Family Relationships of Nominees and Executive Officers

Jonathan J. Pallin and Paul Sandler are brother-in-laws. There are no other family relationships among the nominees for election as directors and the executive officers of the Company.

Business History of Nominees

Linda H. Masterson has had substantial experience in marketing, sales and business development in the medical diagnostics, healthcare and biotechnology fields. She was elected a director of Substance Abuse Technologies, Inc. ("SAT"), the then parent of the Company, on September 26, 1995. Effective
May 13, 1996, she became the President and the Chief Operating Officer of SAT. On May 31, 1996, she was elected a director of the Company and, on July 31, 1996, the President and the Chief Operating Officer of the
Company. Effective November 19, 1996, she relinquished her duties as the Chief Operating Officer of SAT in order to devote more time to supervising the development program of the Company and the operations of the Alcohol Products and BioTox Divisions of SAT. On May 23, 1997, she resigned as the President of SAT in order to become the Chief Executive Officer of the Company (formally designated as such on May 26, 1997). On November 4, 1997, she resigned as a director of SAT, thereby terminating her last position with the former parent of the Company. Until May 13, 1996 when she became an employee of SAT, she was employed as the Executive Vice President of Cholestech, Inc., a start-up diagnostic company, for which she developed and restructured that company's business strategy. In November 1993, Ms. Masterson founded Masterson & Associates, a company of which she was the President and owner until she joined Cholestech, Inc. in May 1994, which was engaged in the business of providing advice to start-up companies, including the preparation of technology

and market assessments and the preparation of strategic and five-year business plans for biotech, medical device, pharmaceutical and software applications companies. From April 1992 to November 1993, Ms. Masterson was employed as the Vice President of Marketing and Sales of BioStar, Inc., a start-up biotech company focused on the commercialization of a new detection technology applicable to both immunoassay and hybridization based systems. From 1989 to 1992, she was employed as the Senior Vice President of Marketing, Sales and Business Development by Gen-Probe, Inc., a specialized genetic probe biotechnology company focused on infectious diseases, cancer and therapeutics. Prior to 1989, Ms. Masterson was employed for 12 years in various domestic and international marketing and sales positions at Johnson & Johnson, Inc., Baxter International Inc. and Warner-Lambert Company. Ms. Masterson has a BS in Medical Technology from the University of Rhode Island and an MS in Microbiology/Biochemistry from the University of Maryland and attended the Executive Advanced Management Program at the Wharton School of Business at the University of Pennsylvania.

Peter S. Gold was elected as a director of the Company on December 5, 1997.
He retired in 1990 as the Chairman and the Chief Executive Officer of Price Pfister, Inc., the largest manufacturer of faucets in the world. Mr. Gold did a leveraged buyout and purchased such company in 1983; he subsequently took the company public in 1987; and sold the company in 1988. Price Pfister is now owned by Black & Decker Corp. Mr. Gold is a Director Emeritus of The Home Depot, Inc. and has major investments in commercial real estate in various parts of the United States. Mr. Gold is the Chairman of the Board of Trustees of Pitzer College (Claremont College), Claremont, CA, and a member of the Board of Trustees of the City of Hope. Mr. Gold received a Doctor of Humane Letters from Pitzer College, Claremont, CA, and received a law degree at Southwestern University, Los Angeles, CA.

Jonathan J. Pallin was elected the Chairman of the Board and a director of the Company on October 31, 1997. He resigned as the Chairman of the Board on January 8, 1999. However, he continued to serve the Company as a financial consultant until March 31, 1999. He has over 22 years' experience in the financial markets as an institutional fixed income broker and a financial consultant and in an investment banking advisory role. Mr. Pallin served as a Senior Vice President, Retail Brokerage for PaineWebber Incorporated from January 1991 to July 1993, as a Senior Vice President, Investments, Retail Brokerage for Baraban Securities Incorporated from July 1993 to May 1996 and as a Vice President, Retail Brokerage for Sutro & Co. Incorporated from May 1996 to October 1997. Mr. Pallin has an MBA from Arizona State University with a major emphasis on Accounting, and a BS from Long Island University (Southampton) in Business and Psychology.

Paul Sandler was elected as a director of the Company on December 5, 1997.
He is a Board Certified pediatric nephrologist at the Arizona Kidney Disease
& Hypertension Center in Phoenix. Additionally, Dr. Sandler is the Medical Director at Walter Boswell Memorial Hospital, the Phoenix Artificial Kidney Center, the South Phoenix Dialysis Center, the South Mountain Dialysis Services and Phoenix Memorial Hospital PPG. Dr. Sandler was a fellow at Albert
Einstein College of Medicine in New York City and received his post-graduate training at Kings County Hospital, New York City. Dr. Sandler received his
MD at the State University of New York and his BA from Emory University.


Committees and Board Meetings

Because the Company was a majority-owned subsidiary of SAT until October 29, 1997 and, as a result, all major decisions were made by the parent company, there were no standing audit, compensation or nominating committees prior thereto. On December 5, 1997, the Board established standing audit and compensation committees and designated the then independent directors to serve on such two committees. On February 26, 1999, the Board established a standing nominating committee with the members described in the third succeeding paragraph.

Messrs. Gold and Sandler serve on the Audit Committee, with Mr. Gold serving as the Chairperson. The Audit Committee recommends annually to the stockholders the independent auditors to be retained by the Company, reviews the scope and procedures to be followed in the conduct of audits by the independent auditors and, when employed, the internal auditors of the Company and reviews various reports and recommendations with respect to internal controls and any significant changes in accounting.

Messrs. Gold and Sandler also serve on the Compensation Committee, with Dr. Sandler serving as the Chairperson. The Compensation Committee approves the remuneration of key officers of the Company and, if incorporated or acquired, its subsidiaries, reviews and recommends to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administers stock option, restricted stock or similar plans of the Company.

Messrs. Gold and Pallin and Ms. Masterson serve on the Nominating Committee, with Mr. Gold serving as the Chairperson. The Nominating Committee will recommend to the Board, among, other matters, nominees for election or re-election as directors of the Corporation, including screening any nomination received from a stockholder, director or officer of the Corporation, criteria relating to tenure and retention of directors, changes in directors' compensation, appointments to committees and procedures as to management succession.

If a stockholder has a recommendation as to a nominee for election as a director, such stockholder should make his, her or its recommendation in writing addressed to Peter S. Gold, as the Chairperson of the Nominating Committee, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Nominating Committee will then promptly review the recommendation and advise the stockholder of its conclusion and, if a rejection, the reasons therefor.

During the fiscal year ended March 31, 1999 ("fiscal 1999"), there were 13 meetings of the Board. Each of the incumbent directors participated in all meetings of the Board. The Audit Committee held one meeting and the Compensation Committee held two meetings during fiscal 1999. The Audit Committee intends to meet on the date of this Meeting with representatives of Ernst & Young LLP, the independent auditors for the Company, to review the auditors' comments derived as a result of their audit of the Company's financial statements for fiscal 1999. Because the Nominating Committee was first authorized on February 26, 1999, it held no meetings in fiscal 1999.


MANAGEMENT

Directors and Executive Officers

The following table contains certain information relating to the directors and executive officers of the Company as of the Record Date:

Name                    Age             Position

Linda H. Masterson      48      President, Chief Executive Officer
				and a Director
Thomas J. Foley         59      Senior Vice President, Research and Development
Michele A. Clark        46      Controller and Chief Accounting Officer
Peter S. Gold           74      Director
Jonathan J. Pallin      49      Director
Paul Sandler            59      Director

Each director is elected to serve until the next Annual Meeting of Stockholders or until his or her successor is elected and shall have qualified. All directors named in the table were initially elected to fill a vacancy and re-elected by the stockholders at the last Annual Meeting on August 13, 1998. The 1998 Annual Meeting was the first Annual Meeting held since September 24, 1994 and after the purchase on October 29, 1997 by Meadow Lane Partners, LLC ("Meadow Lane"), of which Jonathan J. Pallin, now a director, and Herman Sandler were the sole members, of all shares of the Common Stock owned by SAT. With the resignations on October 31, 1997 of two directors who also served as directors of SAT (one also being its Chairman of the Board and Chief Executive Officer) and the resignation on November 4, 1997 by Linda H. Masterson, the President, the Chief Executive Officer and a director of the Company, as a director of SAT, all relationships between the Company and its former parent (i.e., SAT) were terminated. All directors named in the table are the Board's nominees for re-election as directors at the Meeting. See the section "Nominees for Election as Directors" under the caption "Proposal One: Election of Directors." Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

Business History

For information as to the business histories of Messrs. Gold, Pallin and Sandler and Ms. Masterson, see the section "Business History of Nominees" under the caption "Proposal One: Election of Directors."

Thomas J. Foley has over 25 years' experience in the medical diagnostic industry. He was elected to his officership in the Company effective
March 9, 1998. From November 1997 to March 1998, he was a consultant to various companies. From November 1994 to November 1997, he served as the Executive Vice President of Business and Product Development at HiChem/Elan Diagnostics ("HiChem"), where he managed research and development, regulatory affairs (including FDA submissions), strategic and business planning, technology assessment for acquisitions and manufacturing operations.


Prior to joining HiChem in November 1994, Dr. Foley was the Vice President of Research and Development at Hycor Biomedical, Inc. ("Hycor"), where he was responsible for research and development of all products, including drugs of abuse products, over an eight-year period from May 1986 to November 1994. Prior to Hycor, Dr. Foley was the Vice President of Research and Development at Gilford Instruments from 1983 to 1986 and Worthington Diagnostics from
1981 to 1983. Prior to Worthington Diagnostics, Dr. Foley worked at Beckman Instruments, Inc. ("Beckman") and was the reagents product development manager for the Astra, one of Beckman's most successful product lines. Dr. Foley has a Ph.D. in Biochemistry from Trinity College, Dublin.

Michele A. Clark became an employee of the Company on April 12, 1999 and was elected as its Controller and appointed as its Chief Accounting Officer on April 16, 1999. Ms. Clark has 25 years of accounting and finance experience in manufacturing and high tech companies. Ms. Clark was most recently the Controller at Auto-Graphics, Inc. ("Auto-Graphics"), a software development company, where she managed all accounting, finance, human resource and administrative functions within the company. Additionally, she was responsible for all filings with the Securities and Exchange Commission
(the "Commission") and shareholder relations. Prior to Auto-Graphics, Ms. Clark was Controller at Typecraft, Inc. ("Typecraft"), a commercial lithographer, where she was responsible for all accounting, finance and human resource functions. Prior to Typecraft, Ms. Clark served as accounting manager for three retail companies with multiple locations. Ms. Clark graduated Cum Laude with a B.S. in Accounting from University of La Verne.

Compliance with Section 16(a) of the Exchange Act

Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to fiscal 1999, the Company is not aware of any director or officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 1999 except that each of Linda H. Masterson (the President, the Chief Executive Officer and a director), Thomas J. Foley (the Senior Vice President, Research and Development) and William B. Benken (formerly a Vice President) filed one report three days late, each reporting one transaction (i.e., the grant of an Option under the Stock Option Plan).

As of March 31, 1999, i.e., the end of fiscal 1999, Jonathan J. Pallin and Herman S. Sandler, and the General Conference Corporation of Seventh-day Adventists (the "Seventh-day Adventists") were the only beneficial owners of 10% or more of the Common Stock known to the Company. Both Mr. Pallin and the Seventh-day Adventists have advised the Company that they made timely filings with respect to their transactions in fiscal 1999 and Mr. Sandler has advised that he had no transactions in fiscal 1999.

Certain Transactions

See the section "Employment and Severance Agreements" under the caption "Executive Compensation" for information relating to the Company's severance agreement with Linda H. Masterson, the President, the Chief Executive Officer and a director of the Company.


On April 28, 1998, the Board authorized the following compensation arrangement for Jonathan J. Pallin, then the Chairman of the Board and a director of the Company, for his services as a financial consultant to the Company: (1) a fee of $10,000 per month for a one-year period commencing April 1, 1998 and (2) a bonus of $75,000 if the Company obtains cash financing of $5,000,000 to $6,900,000; (b) $100,000 if the Company obtains cash financing of $7,000,000 to $9,900,000; and (c) $125,000 if the Company obtains cash financing of over $10,000,000, subject to certain limitations.

On January 8, 1999, the Board accepted the resignation of Mr. Pallin as the Chairman of the Board, canceled the foregoing bonus compensation arrangement and authorized his engagement as a financial consultant to the Company on the following terms:

(1) he would continue to receive $10,000 per month through March 31, 1999 on the basis he would continue to serve the Company on a daily basis as a financial consultant and

(2) he would receive a finder's fee of 10% of the gross proceeds from any purchaser whom or which he secured for a Company financing.

He received $420,451 as his finder's fee for the Company's third private placement closed on January 21, 1999 relating to the sale of 600,000 shares of the Series A Preferred Stock.

On April 16, 1999, the Board of Directors of the Company authorized as a policy of the Company that it would not enter into any agreement in the future with a director or an officer of the Company or a person who is the beneficial owner of 5% or more of the outstanding shares of the Common Stock, the beneficial ownership being determined in the manner contemplated by Rule 13d-3 under the Exchange Act, unless such agreement is on terms and conditions no less favorable than those which could be obtained from an independent unaffiliated third party to the Company.

On April 16, 1999, the Board also authorized as a policy of the Company that in the future any forgiveness of loans to the persons named in the preceding paragraph must be approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have access, at the Company's expense, to the Company's or independent legal counsel.

Since the Company obtained its independence from SAT in October 1997, all transactions with persons described in the second preceding paragraph, including those described above in this section for Mr. Pallin, were authorized by all of the Company's independent directors who did not have an interest in the transactions and who had access to the Company's outside counsel.


EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid or accrued by the Company during fiscal 1999 and the fiscal years ended March 31, 1998 ("fiscal 1998") and 1997 ("fiscal 1997") to the sole person who served as the Chief Executive Officer during fiscal
1999 and to each other executive officer whose total annual salary and bonus exceeded $100,000 during any such year.


				Annual Compensation                  Long Term
							   Other     Compensation
							   Annual    Securities
							   Compen-   Underlying   All Other
Name and Principal Position     Year    Salary      Bonus  sation    Options      Compensation

Linda H. Masterson              1999    184,038(2)                     50,000
Chief Executive Officer         1998    125,249(2)                    700,000
and President (1)               1997          0(3)

Thomas J. Foley                 1999    135,769                       220,000
Sr. Vice President, Research
and Development

Stephen J. Kline                1999         --
Vice President, Research        1998     20,131(5)                    150,000(6)
and Development(4)              1997    125,000                        50,000(6)

________________________

(1)  Ms. Masterson was elected the President of the Company effective
August 1, 1996 and designated as its Chief Executive Officer on May 26, 1997.

(2) The amount shown in the table for 1998 does not reflect $33,654 paid by SAT to Ms. Masterson for the period April 1 to June 1, 1997 nor $19,038.47 in deferred salary which was paid in October 1998 after the Company obtained long-term financing. Effective August 11, 1997, the Company directly paid all compensation for Ms. Masterson.

(3) Ms. Masterson became an employee of SAT on May 13, 1996 and all compensation paid to her for fiscal 1997 was paid by SAT. To the extent any such services were on behalf of the Company, this was reflected in SAT's management fee to the Company.


(4)  Dr. Kline resigned on September 12, 1997.

(5) The amount shown in the table does not reflect $50,000 paid by SAT to Dr. Kline during fiscal 1998.

(6) These options were canceled upon his resignation. See note (4) to this table.

Option/SAR Grants in Last Fiscal Year

On August 14, 1997, the Board of Directors adopted, subject to stockholder approval, the LifePoint, Inc. 1997 Stock Option Plan (the "Stock Option Plan") providing for the granting of stock options (the "Options") to purchase up to 1,000,000 shares of the Common Stock to employees (including officers) and persons who also serve as directors and consultants of the Company. On
June 5, 1998, the Board increased the number of shares subject to the Stock Option Plan to 2,000,000, again subject to stockholder approval. Stockholder approval was given on August 13, 1998. The Options may either be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to be granted to employees or nonqualified stock options to be granted to employees, directors or consultants.

As of March 31, 1999, Options to purchase an aggregate of 794,167 shares of the Common Stock granted to employees (including two officers, one of whom is also a director) were outstanding. As of such date, Options to purchase an aggregate of 41,197 shares of the Common Stock had been exercised by employees and Options to purchase an aggregate of 130,278 shares of the Common Stock were then exercisable. Options granted to date under the Stock Option Plan have generally become exercisable as to one-quarter of the shares subject thereto on the first anniversary date of the date of grant and as to 1/36th of the remaining shares on such calendar day each month thereafter for a period of 36 months. Certain Options will become exercisable upon the achievement of certain goals. The exercise price per share for incentive stock options under the Code may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. For nonqualified stock options, the exercise price per share may not be less than 85% of such fair market value. No Option may have a term in excess of ten years. Of the Options outstanding as of March 31, 1999, all were incentive stock options except for Options to purchase an aggregate of 120,000 shares and all had an exercise price of $.50 per share. The Options had expiration dates ranging from August 13, 2002 to June 30, 2008.

The Company has not granted any Options to consultants. For information as to two Options granted subsequent to March 31, 1999 to two directors, see the section "Compensation of Directors" under this caption "Executive Compensation." Since March 31, 1999, the Company has granted Options to purchase an aggregate of 292,500 shares (including those to the two directors) with expiration dates of either April 15, 2009 or June 17, 2009 and exercise prices of either $1.12 or $1.81 per share. Options to purchase an aggregate of 3,750 shares were also exercised.

The Company has never granted any stock appreciation rights.



The following table contains information concerning the grant of stock options to the named executive officers whose compensation for fiscal 1999 exceeded $100,000 as reported in the Summary Compensation Table under this caption
"Executive Compensation."


				    Individual Grants
				----------------------------------------------------------
				Number of       Percentage of                                   Potential Realizable Value
				Securities      Total Options                                   at Assumed Annual Rates of
				Underlying      Granted to                                      Stock Price Appreciation
				Options         Empoyees in      Exercise or                       for Option Term (3)
				Granted         Fiscal           Base Price    Expiration       ---------------------------
Name                              (#)           1999 (1)         ($/Sh) (2)    Date             5% ($)          10% ($)
Linda H. Masterson               50,000           28.6%             $0.50      6/30/08          $40,722         $64,844

Thomas J. Foley                  20,000           11.4%             $0.50      6/30/08          $16,289         $25,937


(1) Based upon Options to purchase 175,000 shares of Common Stock granted in fiscal 1999.

(2) The exercise price is equal 100% of the fair market value of the Common Stock at the date of grant, as determined by the Board of Directors at the time of grant.

(3) The potential realizable value is calculated based upon the term of the Option at the time of grant (ten years). Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the Commission and does not represent the Company's prediction of the stock price performance.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Options to purchase an aggregate of 41,197 shares of the Common Stock were exercised by employees terminating their employment during fiscal 1999.

As indicated in the preceding section, the Company has never granted any stock appreciation rights.

The following table shows the fiscal year-end option values for the named executive officers whose compensation for fiscal 1999 exceeded $100,000 as reported in the Summary Compensation Table under this caption "Executive Compensation".


		      Number of Securities            Value of Unexercised
		      Underlying Unexercised          In-The-Money Options
		      Options At Fiscal Year-End (#)  At Fiscal Year End ($)
Name                  Exercisable/Unexercisable       Exercisable/Unexercisable

Linda H/. Masterson       466,667/283,333               $772,917/$469,270 (1)

Thomas J. Foley            25,000/195,000                $41,406/$322,969 (1)
_____________________

(1) The market value of the options on March 31, 1999 is based on the average of the high bid and low asked prices of $1.65625 per share on that date .

Other Compensation

The Company currently has no pension plan in effect and has in effect no restricted stock plan, no stock appreciation rights nor any other long-term incentive plan under which grants or allocations may be made in the fiscal 1999 or thereafter.

Compensation of Directors

On April 16, 1999, the Board of Directors approved a compensation plan for outside directors. In consideration of the services to be performed as a director of the Corporation, each director:

(a) who is not an employee of the Corporation, or any subsidiary of the Corporation (if hereafter created), or

(b) who is not a consultant to the Corporation, or any subsidiary of the Corporation, and is paid a fee on a monthly basis shall receive as compensation a grant of an Option pursuant to the Stock Option Plan.
Each grant shall be for the right to purchase 15,000 shares of the Common Stock on an annual basis. Except for incumbent directors, the initial grant shall be on the day of his or her first election as a director of the Corporation, whether by the Board or the stockholders, and thereafter on the anniversary day of such first election. The exercise price of each Option shall be the Fair Market Value as determined pursuant to the Stock Option
Plan on the respective date of the grant, or if not a business day, on the preceding day on which the Common Stock was traded. Each Option will expire ten years from its date of grant and will become exercisable as to one quarter of the shares of the Common Stock on the first anniversary of the date of grant and 1/36th of the remaining shares of the Common Stock on the same date each month thereafter for a period of 36 months.


On April 16, 1999, pursuant to the foregoing authorization, each of Peter S. Gold and Paul Sandler was granted an Option expiring April 15, 2009 under the Stock Option Plan to purchase 15,000 shares of the Common Stock at $1.81 per share. The Option becomes exercisable as provided in the preceding paragraph. April 16th of each year, commencing 2000, will be the date of grant of an Option for each of Messrs. Gold and Sandler assuming he is still a director of the Company on such date of grant.

See section "Certain Transactions" under the caption "Management" for information as to a compensation arrangement with Jonathan J. Pallin for his former services as a financial consultant to the Company.

Employment and Severance Agreements

There are no employment agreements currently in effect in the Company.

Pursuant to a Severance Agreement dated as of October 27, 1997 (the "Masterson Severance Agreement") between the Company and Linda H. Masterson, the Company has agreed to pay Ms. Masterson for her services as the Chief Executive Officer and the President of the Company a base salary of $165,000; provided, however, such amount was to be $120,000 from October 27, 1997 to the date at least $5,000,000 in long term financing was obtained, at which time or upon her termination the difference was to be paid to her. As a result of the consummation of the Company's third private placement on January 21, 1999 this limitation terminated and, effective January 29, 1999, she is being paid at the authorized rate. $19,038 of the deferred salary was paid to her in October 1998.

The Masterson Severance Agreement also provided for the grant of:

(1) a stock option under the Stock Option Plan to purchase 150,000 shares of the Common Stock at $.50 per share, the option to become immediately exercisable as to all shares subject thereto in the event she is terminated without cause, the Company is acquired or sold without the Board's approval, the corporate headquarters are moved outside the State of California, the positions of Chief Executive Officer or President are eliminated or her duties are substantially changed;

(2) stock options to purchase 150,000 shares of the Common Stock, an option to purchase 75,000 shares to be granted upon completion of the working pilot plant project and an option to purchase 75,000 shares to be granted upon product release into the first targeted market; and

(3) Common Stock purchase warrants to purchase 400,000 shares of the Common Stock at $.50 per share, a warrant to purchase 200,000 shares which was granted upon the purchase on October 19, 1997 of SAT's shares of the Common Stock by Meadow Lane (see section "Directors and Officers" under the caption "Management") and a warrant to purchase 200,000 shares to be granted at the completion of a long term financing of at least $5,000,000.


The stock options have all been granted as Options under the Stock Option Plan. Also as a result of the private placement consummated on January 21, 1999 as described in the preceding paragraph, the second warrant has now become exercisable.

In the event that Ms. Masterson is terminated without cause (as defined in the Masterson Severance Agreement), she will be paid severance pay in a lump sum amount equal to her annual base salary that would have been paid to her had she not been terminated during the period between the date of termination and October 27, 2001.

The Company had a Severance Agreement dated as of October 24, 1997 (the "Benken Severance Agreement") with William B. Benken, the then Vice President, Operations of the Company. Because Mr. Benken was terminated for cause on October 7, 1998, the Benken Severance Agreement did not become operative.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, (3) the Chief Executive Officer of the Company and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that until a Common Stock purchase warrant or an Option is exercised, there is no voting right. See the section "Effect on Stockholders" under the caption "Proposal Three:
Authority to Implement a Reverse Stock Split" for information as to the voting rights of the holders of shares of the Series A Preferred Stock.

				   Number of Shares     Percentage of
Name and Address                   of Common Stock       Common Stock
of Beneficial Owner                Beneficially Owned  Beneficially Owned (1)

General Conference Corporation          5,735,000(2)            29.4%
of Seventh-day Adventists
12501 Old Columbia Pike
Silver Spring, MD 20804-6600

Jonathan J. Pallin (3)                  4,213,595(4)            27.5%
131 East Holly Street
Pasadena, CA 91103

Herman Sandler                          1,200,000(5)             7.8%
2 World Trade Center, 104th Floor
New York,  NY  10048


Melvin Simon(6)
c/o Melvin Simon & Associates, Inc.       500,000(7)             3.3 %
115 W. Washington Street
Indianapolis, IN 46204

Herbert Simon (6)
c/o Melvin Simon & Associates, Inc.       500,000(7)             3.3%
115 W. Washington Street
Indianapolis, IN 46204

Peter S. Gold (8)                         900,000(9)             5.9%
16027 Ventura Blvd., Suite 601
Encino, CA  91436

Linda H. Masterson (10)                   489,584(11)            3.2%
10400 Trademark Street
Rancho Cucamonga, CA 91730

Paul Sandler (8)                          200,000(12)            1.3%
333 West Hatcher Road
Phoenix, AZ  85021

All directors and executive             5,844,428(13)           36.4%
officers as a group (six persons)
_________________

(1) The percentages computed in this column of the table are based upon 15,008,667 shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13d-3(l)(i) under the Exchange Act, to shares issuable upon the exercise of the Common Stock purchase warrants and the Options currently exercisable or exercisable within 60 days of the Record Date and, where applicable, to the conversion of the Series A Preferred Stock, all of which shares were currently convertible as of such date.

(2) The shares reported in the table include 4,500,000 shares issuable upon the conversion of 225,000 shares of the Series A Preferred Stock.

(3) A director of the Company since October 31, 1997 and the Chairman of the Board from that date until January 8, 1999.

(4) The shares reported in the table reflect (a) 3,907,306 shares of the 5,575,306 shares acquired by Meadow Lane from SAT on October 29, 1997, of which 4,325,306 shares were initially distributed to Mr. Pallin, and
(b) 306,289 shares of the 666,289 shares issuable upon the exercise of a Common Stock purchase warrant expiring January 7, 2003 (the "Meadow Lane Warrant") exercisable at $.50 per share.


(5) The shares reported in the table reflect (a) 750,000 shares of the 5,575,306 shares acquired by Meadow Lane from SAT, of which 1,250,000 shares were initially distributed to Mr. Sandler; (b) 150,000 shares of the 666,289 shares issuable upon the exercise of the Meadow Lane Warrant; and (c) 300,000 shares issuable upon the exercise of a Common Stock purchase warrant expiring November 4, 2002 exercisable at $.50 per share.

(6) The shares reported in the table for each of these two stockholders were acquired by Melvin Simon & Associates, Inc. from the Company in two private placements and subsequently distributed to the stockholders in March 1999. Because the two stockholders may be deemed to be a "group" pursuant to Rule 13d-5(b)(1) under the Exchange Act, the Company reported their ownership in the table, even though they disclaim beneficial ownership in each other's shares.

(7) The shares reported in the table include 250,000 shares issuable upon the conversion of 12,500 shares of the Series A Preferred Stock.

(8)     A director of the Company since December 5, 1997.

(9) The shares reported in the table include an aggregate of 200,000 shares issuable upon the exercise of two Common Stock purchase warrants expiring November 4, 2002, one for 100,000 shares exercisable at $.50 per share and the other exercisable at $1.00 per share. The shares reported in the table do not include 15,000 shares issuable upon the exercise at $1.81 per share of an Option expiring April 15, 2009 which is not exercisable at the Record Date or within 60 days thereafter.

(10) A director of the Company since May 31, 1996; effective August 1, 1996, its President; and, effective May 23, 1997, its Chief Executive Officer.

(11) The shares reported in this table reflect (a) an aggregate of 400,000 shares issuable upon the exercises at $.50 per share of two Common Stock purchase warrants expiring October 26, 2002 at $.50 per share, (b) 75,000 shares issuable upon the partial exercises at $.50 per share of an Option expiring August 13, 2007 and (c) 14,584 shares issuable upon the partial exercises at $.50 per share of an Option expiring June 29, 2008. The shares reported in the table do not include (x) an aggregate of 110,416 shares subject to the foregoing Options as to which the Options were not exercisable at the Record Date or within 60 days thereafter and (y) 150,000 shares subject to another Option expiring August 13, 2007 which was not exercisable at the Record Date or within 60 days thereafter.

(12) The shares reported in the table do not include 15,000 shares issuable upon the exercise at $1.81 per share of an Option expiring April 15, 2009 which is not exercisable at the Record Date or within 60 days thereafter.


(13) The shares reported in the table include (a) those issuable upon the exercise of the Common Stock purchase warrants and the Options described in Notes (4), (9) and (11) to the table and (b) an aggregate of 41,249 shares issuable upon the partial exercises at $.50 per share of two Options granted to an executive officer, one Option expiring March 19, 2008 and the other expiring June 29, 2008. The shares reported in the table do not include (x) an aggregate of 78,751 shares subject to the foregoing Options which were not exercisable at the Record Date or within 60 days thereafter, (y) 100,000 shares subject to another Option expiring March 19, 2008 granted to the same executive officer which was not exercisable on the Record Date or within 60 days thereafter and (z) 50,000 shares subject to an Option expiring April 25, 2009 granted to another executive officer which was not exercisable on the Record Date or within 60 days thereafter.


PROPOSAL TWO:  APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has re-appointed Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000. Ernst & Young served as independent auditors for the Company for the first time for the fiscal year ended March 31, 1996.

The Board is seeking stockholder approval of the Audit Committee's selection of Ernst & Young LLP. The General Corporation Law of the State of Delaware (the "GCL") does not require the approval of the selection of independent auditors by the Company's stockholders; however, in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that the Company's stockholders pass upon the selection of auditors. In the event that stockholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

A representative of Ernst & Young LLP will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the stockholders at the Meeting, but will be available to respond to appropriate questions from stockholders.


PROPOSAL THREE:  AUTHORITY TO BOARD TO IMPLEMENT
		 A POSSIBLE REVERSE STOCK SPLIT

General

The Board of Directors has long recognized and disclosed that the obtaining of additional financing is a prerequisite for the Company, after development of the preproduction instrument of its saliva based drugs of abuse and alcohol testing product, to complete first the final product development and then to initiate manufacturing and marketing of such product. Management currently estimates that it will require an additional $7,000,000 for such purpose and that the preproduction instrument will be available in the first quarter of 2000.


Various investment banking firms which have been contacted by management as potential sources of such financing have advised the Company that, unless there is a higher market price for the Common Stock, they do not believe that they can consummate a financing for the Company on acceptable terms. The most interested of these firms have also set as a requirement a reduction in the number of shares of the Common Stock that would be outstanding on a fully diluted basis (i.e., 28,944,321 shares as of the Record Date). In addition, they have noted that a higher market price for the Common Stock would enable the Company to effect the financing in a manner less dilutive to the current stockholders. Certain of these investment banking firms have suggested that the only method simultaneously to increase the market price of the Common Stock and to decrease the number of outstanding shares on a fully diluted basis is to implement a reverse stock split. As an example, if a one-for-four reverse stock split was implemented and the market price was $1.25 per share, then, after such a split, a stockholder holding four shares of the Common Stock valued at $5.00 in the aggregate would now own one share at a market price of $5.00 per share, at least initially. In such event, the 28,944,321 shares would become 7,236,080 shares after a one-for-four reverse stock split.

The investment bankers which the Company has contacted have also advised the Company that a listing of the Common Stock on the American Stock Exchange, Inc. (the "AMEX") or trading of such security on The Nasdaq Stock Market, Inc. ("Nasdaq") would also facilitate the Company's ability to obtain financing on a more favorable basis, as well as being beneficial in other ways to existing stockholders. Based on its analysis of the entry criteria for listing the Common Stock on the AMEX or for having the Common Stock traded on the SmallCap Market of Nasdaq, the Board has concluded that a major stumbling block to any such listing on the AMEX or trading on the Nasdaq SmallCap Market is that the current bid price of the Common Stock is less than $3.00 per share, i.e., the AMEX entry criteria, and $4.00 per share, i.e., the Nasdaq entry criteria. Discussions by the Company with the AMEX indicate that there is a strong possibility that the Company could effect a simultaneous listing on the AMEX in conjunction with a reverse stock split and a public offering. Depending on the size of the split and the success of the reverse stock split (see the succeeding paragraph), a reverse stock split could, in the Board's opinion, enable the Company to overcome this stumbling block based on the market price of the Common Stock.

However, no assurance can be given that, after a reverse stock split is effected, the market price of the Common Stock will remain at the proportionately increased price with the proposed decrease in the outstanding number of shares of the Common Stock (i.e., that, if, for example, the Company was to effect a one-for-four reverse stock split of the Common Stock, the new market price would remain at four times the prior market price and would not drop to the price level prior to the contemplated split, which is often what develops with respect to a reverse stock split in other public companies).
Nor can there be any assurance as to precisely what effect the proposed reverse stock would have on the market price of the Common Stock. In addition, at the time that the Company makes its application to the AMEX or Nasdaq, the Company may not meet the other requirements for listing on the AMEX or trading on Nasdaq, even though management believes that the Company currently meets all such criteria except those requirements based on the market price of the Common Stock. Finally, even if the market price of the Common Stock retains the level of the reverse stock split and the Common
Stock is listed on the AMEX or traded on the Nasdaq SmallCap Market, there can be no assurance that the Company will obtain financing on more favorable terms, if at all.


The Board also recognizes that the timing for effecting a reverse stock split is a key element in determining whether the desired goal of a higher market price for the Common Stock is likely to be achieved. The Board is cognizant of the fact that general market conditions not related to the Company or its securities and market and other conditions relating to the Company specifically can affect the result, especially because the Company is still a development stage company with certain risks or uncertainties as to its future. The Board has concluded that market and other conditions do not warrant implementing a reverse stock split at the current time; however, the directors would prefer to avoid the time delay and the expense of calling a Special Meeting of Stockholders at a later date when they deem the time appropriate for taking such action. Accordingly, instead of asking the stockholders to authorize a reverse stock split in a specified amount and for the Company to implement the change at the current time, the Board is seeking stockholder approval of a proposal to authorize a reverse stock split in an amount which the Board deems appropriate, if and when required. Such amount would not be less than one-for-two nor more than one-for-five. In addition, the timing of its effectiveness would be at such time as the Board determines, but not later than June 30, 2000. In making their determination, the directors intend to consult with the investment bankers which have expressed some interest in seeking financing for the Company. If the reverse stock split is not effected by June 30, 2000, then the Board believes that the desirability of implementing a reverse stock split should be the subject of consideration at the Annual Meeting of Stockholders in 2000, if at all.

The reverse stock split, if authorized by the stockholders at the Meeting and if subsequently implemented by the Board, will be effected by the filing of an Amendment to Article Fourth of the Company's Restated Certificate of Incorporation relating to capitalization. If, for example, a one-for-five reverse stock split was to be effected, the authorized shares of the Common Stock will be changed from 50,000,000 shares with a par value of $.001 per share to 10,000,000 shares with a par value of $.005 per share. The 15,008,667 shares outstanding on the Record Date in such example would become 3,001,733 shares, with any fractional shares being paid for in cash. The 13,935,654 shares currently reserved would become 2,787,130 shares after a one-for-five reverse stock split, with any fractional shares being paid for in cash. See the section "Stock Certificates" under this caption "Proposal
Three: Authority to Board to Implement a Reverse Stock Split."

Increase in Authorized Shares

As of the Record Date, the Company had reserved for issuance 13,935,654 shares of the Common Stock consisting of (1) an aggregate of 8,947,500 shares issuable upon the conversion of the outstanding 447,375 outstanding shares of the Series A Preferred Stock; (2) an aggregate of 474,957 shares issuable as dividends on such shares of the Series A Preferred Stock; (3) an aggregate of 1,955,053 shares issuable upon the exercise of the Options outstanding on the Record Date or to be granted under the Stock Option Plan; and (4) an aggregate of 2,558,144 shares issuable upon the exercise of outstanding Common Stock purchase warrants. If all 13,935,654 reserved shares were to be issued, as to which there can be no assurance, the then outstanding shares would become 28,944,321, leaving 21,055,679 authorized shares to be issued for other corporate purposes. Even though the reverse stock split would proportionately reduce the number of these shares, the Board recommends, for the reasons set forth under "Proposal Four: Authority to Board to Increase Authorized Shares," that the authorized number of shares of the Common Stock


should be increased by up to 10,000,000 shares if a reverse stock split in an amount not less than one-for-three nor more than one-for-five is effected. This change would bring the to be authorized shares to an amount between 26,666,666 at the maximum and 20,000,000 at the minimum depending on which reverse stock split was implemented. Any such number will be substantially less than the 50,000,000 shares currently authorized.

Reasons for Reverse Stock Split

As indicated above in the section "General" under this caption "Proposal
Three: Authority to Board to Implement a Reverse Stock Split," the Board of Directors believes that a successful reverse stock split may have the following benefits, among others, for the Company:

* facilitate the necessary financing because the investment bankers from which management has been seeking financing have made a higher market price a prerequisite to their doing a financing on acceptable terms,

* facilitate the necessary financing because the currently most interested investment bankers from which management has been seeking financing have made a reduction in the number of outstanding shares of the Common Stock on a fully dilutive basis a prerequisite to their doing a financing on acceptable terms,

* a financing at a higher offering price because of a higher market price will be less dilutive to current stockholders and

* a higher market price may enable the Company to qualify the Common Stock for listing on the AMEX or for trading on the SmallCap Market of Nasdaq.

Although the Board is confident that a higher market price will result as the Company continues to get closer to marketing its first product, even without a reverse stock split and assuming no major decline in stock market prices generally, the Board does not believe that it is in the best interests of the Company to wait to see if and when that occurs. There can be no assurance that the market price will rise as the Board anticipates or, even if it does, whether the increase will occur within the time frame in which the required financing should be consummated. In addition, without a reverse stock split, there will be no reduction in the number of shares of the Common Stock outstanding on a fully dilutive basis. Finally, although there can be no assurance that any of the results described in this paragraph will be achieved, the Board believes that a reverse stock split may be the best method during the next few months to attempt to realize these objectives.

Additionally, because the Common Stock is not on the AMEX or Nasdaq and because its bid price has been below $5.00 per share, the Common Stock has become subject to Rule 15g-9 promulgated under the Exchange Act. This Rule imposes additional sales practices requirements on a broker-dealer which sells Rule 15g-9 securities to persons other than the broker-dealer's established customers and institutional accredited investors (as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act")). For transactions covered under Rule 15g-9, the broker-dealer must

make a suitability determination of the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. In addition, broker-dealers, particularly if they are market makers in the Common
Stock, have to comply with the disclosure requirements of Rule 15g-2, 15g-3, 15g-4, 15g-5 and 15g-6 under the Exchange Act unless the transaction is exempt under Rule 15g-1. Consequently, Rule 15g-9 and these other Rules may adversely affect the ability of broker-dealers to sell or to make markets in the Common Stock and, accordingly, make it more difficult for stockholders to sell their shares whenever they desire to take such action. If the Common Stock were listed on the AMEX or traded on the Nasdaq SmallCap Market, these "penny stock" rules would not be applicable to the Company. In addition, institutional investors which generally do not purchase stocks traded on the OTC Bulletin Board would more likely consider the Common Stock as a possible investment if it were traded on the AMEX or Nasdaq.

A listing of the Common Stock on the AMEX would exempt that security from compliance with the "blue sky" laws of all 50 states and the District of Columbia and, accordingly, would reduce the Company's expenses in any future public or private offering under the Securities Act.

In addition to the possibility of avoiding continuing application to the Common Stock of the Rules under the Exchange Act referred to in the second preceding paragraph, the Board believes that the reverse stock split may result in certain additional benefits to stockholders, such as:

* creating the ability for them to execute purchase or sale orders with certain brokerage firms which restrict or discourage execution or orders for low-priced stocks,

* the ability for them to purchase shares of the Common Stock on margin (assuming approval by the Federal Reserve Board) with those firms which do not allow margin purchases on very low-priced stocks and

* the ability for them to have purchases or sales executed at a lower commission rate per dollar of investment.

However, as indicated in the section "General" under this caption "Proposal
Three: Authority to Board to Implement a Reverse Stock Split," the Board cannot assure a stockholder as to what effect the proposed reverse stock split will have on the market price of the Common Stock. Accordingly, there can be no assurance that any or all of the objectives set forth in this and the preceding two paragraphs would be achieved.

Effect on Stockholders

Holders of the Common Stock have no preemptive, subscription or conversion rights and are entitled to dividends on a pro rata basis when and if declared by the Board of Directors. However, because of the continuing losses in the Company, its cash requirements to fund first its development program and later manufacturing and marketing of the drugs of abuse and alcohol testing product and the provisions of the Series A Preferred Stock, the likelihood of dividends being paid on the Common Stock in the foreseeable future is extremely remote.


The reverse stock split, if implemented, will not affect the dividend rights of a holder of the Series A Preferred Stock who has a preference in any event with respect to dividends.

Each holder of the Common Stock has one vote per share on all matters submitted to stockholders for a vote. Each holder of the Series A Preferred Stock has one vote per share and votes with the holders of the Common Stock as a single class on all such matters (except with respect to those matters which might adversely affect the rights of the holders of the Series A Preferred Stock or as to which such holders have been granted the right to consent as to certain actions by the Company, in which events the holders of the Series A Preferred Stock vote as a separate class). Accordingly, a reverse stock split will reduce the proportional voting power of the Common Stock as compared with that of the Series A Preferred Stock on most matters submitted to a vote of the stockholders. However, the Board does not believe that this change is material because additional shares of the Common Stock will be issued, either because of a new financing or to meet the current requirements for which shares are reserved for issuance. In addition, the Board anticipates that the number of shares of the Series A Preferred is expected to decrease as conversions are made (as of the Record Date, the outstanding shares had been reduced through conversions from 600,000 to 447,375, a decrease of 152,625 shares or 25.4%). See the section "Increase in Authorized Shares" under this caption "Proposal Three: Authority to Board to Implement a Reverse Stock Split" for information as to the shares of the Common Stock reserved for future issuances.

Upon liquidation of the Company, each holder of the Common Stock is entitled to share ratably any assets available for distribution after payment of all debts and distribution in respect of the then outstanding shares of the Company's Preferred Stock, $.001 par value (of which only the Series A Preferred Stock is currently outstanding). The reverse stock split, if implemented, will not affect the liquidation rights of the holders of the Series A Preferred Stock or the Common Stock.

Accordingly, except for the increase in the par value of a share of the Common Stock and the concurrent decrease in the number of shares held by each holder of the Common Stock as a result of the reverse stock split, if implemented, the Board is of the opinion that the proposed Amendment to the Certificate of Incorporation would create no material differences between the shares of the Common Stock prior to the Amendment and the shares of the Common Stock after the Amendment. In addition, the Board is of the opinion that, except for the temporary increase in voting percentage as described in the second preceding paragraph, there would be no material differences between the shares of the Series A Preferred Stock prior to the Amendment and the shares of the Series A Preferred Stock after the Amendment.

Stock Certificates

If the proposed Amendment to the Certificate of Incorporation of the Company effecting the proposed reverse stock split is adopted by the stockholders at the Meeting and thereafter the Amendment is filed in the State of Delaware as required by the GCL to become effective, each stockholder must turn in his, her or its stock certificate to U.S. Stock Transfer Corporation, the transfer agent for the Common Stock, for exchange for a new stock certificate evidencing the post-reverse-stock-split Common Stock. The Company will give notice to

each stockholder, and will make a form available for such purpose, at the appropriate time. If, upon making the exchange for the new certificates evidencing the Common Stock, a fractional share would otherwise be issued, no fractional share will be issued and the stockholder making the exchange will receive instead a cash payment for the fractional share based on the average of the closing bid and asked prices of the Common Stock on the date that the Amendment becomes effective.

Recommendation

FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE A REVERSE STOCK SPLIT OF THE COMMON STOCK IN AN AMOUNT AND AT A TIME TO BE DETERMINED BY THE DIRECTORS.


PROPOSAL FOUR:  AUTHORITY TO BOARD TO INCREASE AUTHORIZED SHARES

General

As indicated in the section "Increase in Authorized Shares" under the caption "Proposal Three: Authority to Board to Implement a Reverse Stock Split," the Board is also seeking stockholder approval to increase the number of authorized shares of the Common Stock by up to 10,000,000 shares. However, such increase would become effective only if the proposed reverse stock split an amount not less than one-for-three nor more than one-for-five is implemented. If Proposal Three is not approved by the stockholders or, even if it is, if the reverse stock split is not implemented, the Board will not implement Proposal Four even if approved by the stockholders. The Board is seeking approval of Proposal Four because of its concern that the Company may not have sufficient shares, after meeting the requirements for which shares are currently reserved, to effect a financing or to consummate the other uses of the Common Stock as described in the succeeding four paragraphs if the reverse stock split is effected. (See the aforementioned section for information as to the shares of the Common Stock currently reserved for issuance.)

Primarily, the Board believes that additional shares should be authorized because it is uncertain how many shares will be required on any additional financing, both (1) those shares sold to investors directly or subsequently issued upon conversion or exercise of the securities which are sold to investors and (2) those used as underwriter's or placement agent's fees or as finder's fees. See the section "General" under the caption "Proposal Three:
Authority to Board to Implement a Reverse Stock Split" for information as to the financing required to take the Company to the next stage of development. In addition, as the Company grows, additional funding could become desirable to fund such expansion. Management currently anticipates that the Company will not have revenues from product sales until the third quarter of 2000 at the earliest and there can be no assurance as to when the Company will achieve profitability thereafter, if at all.


The Company has also been seeking a strategic partner, particularly for marketing assistance. Shares of the Common Stock may be required as a finder's fee for securing such a strategic partner, as indicated by the Company's recently terminated agreement with Burrill & Company ("Burrill") for Burrill to seek such a partner for the Company or its current agreement with Venture Management Group ("VMG") for VMG to seek such a partner for the Company. In addition, the strategic partner or partners could also desire a stock interest in the Company as part of the partnering arrangement or arrangements.

In addition, the Board deems it advisable for the Company to be in a position to grant stock options additional to those authorized under the Stock Option Plan, to grant stock awards and to have a stock purchase plan as an incentive for attracting and retaining in the future qualified and competent employees by providing them with the ability to acquire a proprietary interest in the Company through ownership of the Common Stock. The Company has in the past used shares of the Common Stock as compensation for consultants performing various services and could require such usage in the future. As of the Record Date, the only such benefit plan was the Stock Option Plan pursuant to which Options as to an additional 877,553 shares of the Common Stock could be issued (assuming all of the Options outstanding as of the Record Date to purchase an aggregate of 1,077,500 shares were exercised and did not terminate).

Although the Board has no specific company as to which its stock or assets would be acquired under consideration, the Board believes that, should an appropriate acquisition opportunity present itself in the future, the Company should have the flexibility to use shares of the Common Stock instead of, or in addition to, cash to effect such an acquisition.

There are no proposals for use of the additional shares of the Common Stock which have been approved or which are currently under consideration by the Board of Directors. In describing the possible uses in the four preceding paragraphs of the additional shares of the Common Stock to be authorized, the Board recognizes that additional stockholder approval may be required before certain of these uses can be implemented, even if the shares are made available by the proposed Amendment to the Company's Restated Certificate of Incorporation. In addition, there can be assurance that the Company will use shares of the Common Stock in any of the ways described in the preceding four paragraphs except under the Stock Option Plan and with respect to exercises of Common Stock purchase warrants outstanding on the Record Date, conversions of shares of the Series A Preferred Stock and issuances of dividends with respect to the shares of the Series A Preferred Stock.

The Board is seeking authority to authorize an indefinite number of shares, but not to exceed 10,000,000, because the availability of shares will be exacerbated the greater the split that is effected. The following table illustrates such result, based on 50,000,000 shares currently being authorized and an aggregate of 28,944,321 shares either outstanding or reserved for issuance as of the Record Date.


Size of Split   Authorized      Outstanding and         Available for
		After Split     Reserved After Split    Use After Split

One-for-Two     25,000,000      14,472,160              10,527,840
One-for-Three   16,666,666       9,648,107               7,018,559
One-for-Four    12,500,000       7,236,080               5,263,920
One-for-Five    10,000,000       5,788,864               4,211,136

Accordingly, if the 10,000,000 shares are added, the Company would be able to issue (1) 17,018,559 additional shares if the reverse stock split was one-for-three; (2) 15,263,920 additional shares if the reverse stock split was one-for-four; and (3) 14,211,136 shares if the reverse stock split was one-for-five, assuming in each case that all 13,935,654 shares reserved as of the Record Date were used as currently intended.

Effect on Stockholders

See the section "Effect on Stockholders" under the caption "Proposal Three:
Authority to Board to Implement a Reserve Stock Split" for information as to the current rights of a holder of the Common Stock.

Authorization of the additional shares of the Common Stock will have no effect on the rights of the existing holders of the Common Stock. Their rights will continue, as described in the section "Effect on Stockholders" under the caption "Proposal Three: Authority to Implement a Reverse Stock Split," unless and until such shares are issued, in which event the only effect would be a dilution of the voting rights of existing holders as a result of the increased number of outstanding shares of the Common Stock. However, this result would occur even if Proposal Four was not adopted by the stockholders at the Meeting or, even if adopted, was not implemented because of the currently existing reserve for issuances of shares of the Common Stock and the necessity for additional financing. See the section "Increase in Authorized Shares" under the caption "Proposal Three: Authority to Board to Implement a Reverse Stock Split" for data relating to the reserve.

Although the issuance of additional shares of the Common Stock would theoretically increase the amount necessary to pay dividends, the Board does not anticipate, because of the current financial requirements of the Company, its financial condition and the terms of the outstanding shares of the Series A Preferred Stock, that dividends on the Common Stock will be paid in the foreseeable future.

The only impact which the additional shares, if authorized and then issued, would have on the holders of the Series A Preferred Stock would be to reduce their percentage of shares being voted as a single class with the Common Stock on matters submitted to a stockholder vote. However, the Board does not believe this result to be material because dilution of such voting power would occur if all shares reserved as of the Record Date for purposes other than conversion of the Series A Preferred Stock and the issuances of shares of the Common Stock as dividends (i.e., an aggregate of 4,513,197 shares)

were issued, together with the unissued and not reserved shares (i.e., an aggregate of 21,055,679 shares). In addition, the Board anticipates that the number of shares of outstanding Series A Preferred Stock will decrease as the result of conversion. As of the Record Date, 152,625 of the 600,000 shares or 25.4% had been converted into 3,052,500 shares of the Common Stock.

The Board recognizes that, when a public company has a substantial number of authorized and unreserved shares, this condition could create concern among existing stockholders that their stock interests could be substantially diluted when such additional shares are issued. Sometimes such concerns may even have a depressive effect on the market price for the Common Stock. The Board believes that, as a result of the reduction to be effected in the number of authorized shares by the reverse stock split, when and if implemented, the addition of 10,000,000 authorized shares should not have such an adverse effect, especially in view of certain of the intended uses of such shares such as to effect a financing to bring the Company's first product to market and to secure a strategic partner. See the preceding section "General" under this caption "Proposal Four: Authority to Increase Authorized Shares" for information as to the possible uses of the additional shares, all of which the Board believes will be beneficial to the Company and its stockholders.

In voting on this Proposal Four, stockholders should be aware that the Board may use the additional shares to enter into a transaction which other stockholders do not believe would be in their best interests. One example of this is for the Board to authorize the issuance of shares to a third person or persons in an attempt to defeat an acquisition proposal by another party whom the Board opposes but these stockholders favor. The Board, in proposing this Amendment to the Restated Certificate of Incorporation to increase the authorized number of shares, has no such current intention.

The number of the additional shares which may be issued and the extent of dilution of voting rights cannot be predicted because the Board does not know for what number of shares, if any, whether part or all of the outstanding Options or Common Stock purchase warrants will be exercised or whether part or all of the outstanding shares of the Series A Preferred Stock will be converted. In addition, the Board does not know the number of shares, whether of the Common Stock or securities convertible or exercisable into shares of the Common Stock, that may be issued in the future for the purposes described in the section "General" under this caption "Proposal Four: Authority to Board to Increase Authorized Shares."

Recommendation

FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AUTHORIZE THE BOARD TO INCREASE THE AUTHORIZED SHARES OF THE COMMON STOCK IF THE REVERSE STOCK SPLIT IS IMPLEMENTED IN AN AMOUNT OF ONE-FOR-THREE OR HIGHER.


FINANCIAL STATEMENTS

The following financial statements and management's discussion and analysis, all of which appear in the 1999 Annual Report to Stockholders which accompanies this Proxy Statement, are incorporated herein by the reference.

								Page
								in 1999
								Annual
Item                                                            Report



1. Report of Ernst & Young LLP..................................   F-1

2. Report of Wolinetz, Gottlieb & Lafazan, P.C..................   F-2

3. Balance Sheets at March 31, 1999 and 1998....................   F-3

4. Statements of Operations for the Years Ended March 31,
    1999 and for the Period from October 8, 1992 (inception)
    to March 31, 1999...........................................   F-4

5. Statements of Stockholders' (Deficit) Equity for the Years
    Ended March 31, 1999 and for the Period from October 8, 1992
    (inception) to March 31, 1999...............................   F-5

6. Statements of Cash Flows for the Years Ended March 31, 1999
    and for the Period from October 8, 1992 (inception) to
    March 31, 1999..............................................   F-6

7. Notes to Financial Statements................................   F-8

8. Management's Discussion and Analysis of Financial Condition
    and Results of Operations...................................   21


Also, as indicated in "Business-Competition," management believes that saliva sample testing is unique in that, to its knowledge, no company is currently offering a substance abuse detection method using saliva samples as a specimen on an "on-site" basis. However, as noted therein, the Company has been advised that such a product may be under development by two or more companies and, accordingly, there can be no assurance that such a product will not be offered by a competitor.

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the four proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holder of the management proxies will vote thereon in their discretion.


MISCELLANEOUS

The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

Stockholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders in 2000 must be received no later than March 30, 2000. If a stockholder intends to submit a proposal for consideration at the Annual Meeting in 2000 by means other than the inclusion of the proposal in the Company's proxy statement for such Meeting, the stockholder must notify the Company on or before June 13, 2000 of such intention or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Meeting.

A copy of the Annual Meeting Report to Stockholders is being mailed to all stockholders as of the Record Date with this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1999, including financial statements (there are no schedules), may be obtained by written or oral request to Linda H. Masterson, the President and the Chief Executive Officer of the Company, at the following address: 10400 Trademark Street, Rancho Cucamonga, CA 91730 or telephone number: (909) 466-8047, extension 223. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested.

By Order of the Board of Directors

/s/ Robert W. Berend
Robert W. Berend
Secretary

July 23, 1999


REPORT OF INDEPENDENT AUDITORS

The Board of Directors
LifePoint, Inc.


	We have audited the accompanying balance sheets of LifePoint, Inc. (a development stage enterprise) (the "Company") as of March 31, 1999 and 1998, and the related statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended March 31, 1999, and for the period October 8, 1992 (inception) through March 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements for the period October 8, 1992 (inception) through March 31, 1995 were audited by other auditors whose report dated May 26, 1995 expressed an unqualified opinion on those statements. The financial statements for the period October 8, 1992 (inception) through March 31, 1995 include total costs and expenses and a net loss of $4,497,000 and $4,850,000, respectively. Our opinion on the statements of operations and cash flows for the period October 8, 1992 (inception) through March 31, 1999, insofar as it relates to amounts for prior periods through March 31, 1995, is based solely on the report of other auditors.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of other auditors provide a reasonable basis for our opinion.

	In our opinion, based on our audit and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of LifePoint, Inc. at March 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended March 31, 1999 and the period from October 8, 1992 (inception) through March 31, 1999, in conformity with generally accepted accounting principles.


							 Ernst & Young LLP


Riverside, California
May 21, 1999

				Page F-1

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors and Shareholders
LifePoint, Inc.
Rancho Cucamonga, California


We have audited the accompanying statements of operations, stockholders' (deficit) equity and cash flows for the year ended March 31, 1995 and the period from October 8, 1992 (inception) through March 31, 1995 of LifePoint, Inc. (a Development Stage Enterprise). These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all materials respects, the results of operations and cash flows of LifePoint, Inc. for the year ended March 31, 1995 and the period from October 8, 1992 (inception) through March 31, 1995, in conformity with generally accepted accounting principles.



WOLINETZ, GOTTLIEB & LAFAZAN, P.C.



Rockville Centre, New York
May 26, 1995

				Page F-2


					LIFEPOINT, INC.
				(a Development Stage Enterprise)

					BALANCE SHEETS
					   March 31

					      1999                   1998
ASSETS

Current assets:

Cash and cash equivalents                 $ 4,796,432              $   597,254
Prepaid expenses and other
   current assets                              35,882                  150,150
					    ---------                ---------
Total current assets                        4,832,314                  747,404
Property and equipment, net                   153,290                  286,188
Patents and other assets, net                  72,804                   39,692
					    ---------                ---------
					  $ 5,058,408              $ 1,073,284


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payable                          $   231,264              $   119,577
Accrued expenses                              250,207                  217,876
					    ---------                ---------
Total current liabilities                     481,471                  337,453
Accrued consulting - long term                148,253                      -
					    ---------                ---------
					      629,724                  337,453
Commitments and contingencies (Note 6)

Stockholders' equity:

Series A 10% Cumulative Convertible
 Preferred Stock, $.001 par value,
 600,000 shares authorized, 557,725
 issued and outstanding at March 31, 1999         558                      -

Common Stock, $.001 par value;
 50,000,000 shares authorized, 12,665,209
 and 10,497,206 shares issued and
 outstanding at March 31, 1999 and 1998,
 respectively                                  12,665                   10,497

Additional paid-in capital                 18,791,442               12,398,933
Deficit accumulated in the
 development stage                        (14,375,981)             (11,673,599)
					   ----------               ----------
Total stockholders' equity                  4,428,684                  735,831
					   ----------               ----------
					  $ 5,058,408              $ 1,073,284


See Accompanying Notes.

				Page F-3


					LIFEPOINT, INC.
				(a Development Stage Enterprise)

				   STATEMENTS OF OPERATIONS

										       Cumulative
										       From
										       October 8, 1992
						     Years Ended March 31              (Inception) to
					    1999            1998             1997      March 31, 1999

Revenues                              $        -      $        -       $        -       $       -
Costs and expenses:
Selling, general and
  administrative expenses                1,483,135         672,998          268,668       4,067,683
Research and development                 1,117,786       1,052,233        1,735,449       6,836,887
Depreciation and amortization              142,387         217,034          143,634         919,079
Interest expense-parent                        -            34,530           23,095          95,790
Management fees-parent                         -           409,838          420,000       2,089,838
Interest expense                               -               956            5,822         119,300
					 ---------       ---------        ---------      ----------
Total costs and expenses                 2,743,308       2,387,589        2,596,668      14,128,577
					 ---------       ---------        ---------      ----------
Loss from operations                    (2,743,308)     (2,387,589)      (2,596,668)    (14,128,577)
Other income (expense):
Interest income                             46,595          13,895              -           496,111
Loss on disposal of property
  and equipment                                -          (178,596)         (33,905)        (212,501)
Loss on sale of marketable
  securities                                   -               -                -           (627,512)
Interest income-parent                         -               -                -            102,167
					 ---------       ---------        ---------      ----------
Total other income (expense)                46,595        (164,701)         (33,905)        (241,735)
					 ---------       ---------        ---------      ----------
Net loss                              $ (2,696,713)   $ (2,552,290)    $ (2,630,573)    $(14,370,312)
					 ---------       ---------        ---------      ----------
Earnings per common share - basic:
   Weighted average common shares
   outstanding                          11,566,684       8,032,231        5,221,900
   Net loss per common share          $      (0.23)   $      (0.32)    $      (0.50)
Earnings per common share, assuming
   dilution:
   Weighted average common shares
   outstanding                          11,566,684       8,032,231        5,221,900
   Net loss per common share,
   assuming dilution (1998            $      (0.23)   $      (0.32)    $      (0.50)
     has been restated; see Note 1)


See Accompanying Notes.



				Page F-4


					LIFEPOINT, INC.
				(a Development Stage Enterprise)

				STATEMENTS OF STOCKHOLDERS' EQUITY
			For the Period October 8, 1992 (Inception) to March 31, 1999


												Deficit
											      Accumulated
									       Additional        in the
						  Common        Preferred       Paid-In       Development
						   Stock         Stock          Capital         Stage            Total
Balance at October 8, 1992                      $       -      $   -      $        -      $        -        $         -
Issuance of 3,500,000 shares of common
  stock for value of assets transferred from
  Parent                                              3,500        -           445,186             -              448,686
Net loss for the period ended March 31, 1993            -          -               -          (257,422)          (257,422)
						 ----------     -------    -----------     ------------      -------------
Balance at April 1, 1993                              3,500        -           445,186        (257,422)           191,264
Sale of 1,721,900 shares of common stock in
  connection with initial public offering, net
  of offering costs of $1,510,663                     1,722        -         7,097,215             -            7,098,937
Net loss for the year ended March 31, 1994              -          -               -        (2,260,292)        (2,260,292)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1994                             5,222        -         7,542,401      (2,517,714)         5,029,909
Net loss for the year ended March 31, 1995              -          -               -        (2,332,217)        (2,332,217)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1995                             5,222        -         7,542,401      (4,849,931)         2,697,692
Net loss for the year ended March 31, 1996              -          -               -        (1,640,805)        (1,640,805)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1996                             5,222        -         7,542,401      (6,490,736)         1,056,887
Net loss for the year ended March 31, 1997              -          -               -        (2,630,573)        (2,630,573)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1997                             5,222        -         7,542,401      (9,121,309)        (1,573,686)
Issuance of 2,075,306 shares of common
  stock for forgiveness of debt by former
  Parent                                              2,075        -         3,424,919             -            3,426,994
Sale of 3,200,000 shares of common stock
  through private placement offering, net
  of offering costs of $165,187                       3,200        -         1,431,613             -            1,434,813
Net loss for the year ended March 31, 1998              -          -               -        (2,552,290)        (2,552,290)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1998                            10,497        -        12,398,933     (11,673,599)           735,831
Sale of 1,025,000 shares of common stock
    through private placement offering,net
    of offering costs of $5,736                       1,025        -         1,018,239             -            1,019,264
Issuance of 255,000 shares of common stock
  for consulting services                               255        -           203,085             -              203,340
Sale of 600,000 shares of preferred stock
  through private placement offering, net
  of offering costs of $853,636                         -          600       5,145,764             -            5,146,364
Conversion of 42,275 shares of preferred stock          846        (42)           (804)            -                  -
Stock dividend on conversion of preferred stock           1         -            4,864          (4,865)               -
Exercise of 41,197 stock options                         41         -           20,557             -               20,598
 Net loss for the year ended March 31, 1999             -           -              -        (2,696,713)        (2,696,713)
						 ----------     -------    -----------     ------------      -------------
Balance at March 31, 1999                       $    12,665    $   558    $ 18,791,442    $(14,375,981)     $   4,428,684

See Accompanying Notes.

				Page F-5


					LIFEPOINT, INC.
				(A Development Stage Enterprise)
				    STATEMENTS OF CASH FLOWS

												  Cumulative
												      From
												October 8, 1992
							Years Ended March 31                     (Inception) to
						1999                 1998             1997       March 31, 1999

Net loss                                   $  (2,696,713)       $  (2,552,290)  $  (2,630,573)  $ (14,370,312)
Adjustments to reconcile net loss to net
  cash used by operating activities:

Depreciation and amortization                    142,387              217,034         143,634         919,079
Loss on disposal of property and
    equipment                                        -                178,596          33,905         237,976
Consulting expense                               361,160                  -               -           361,160
(Gain) loss on marketable securities                 -                    -               -           627,512
Amortization of bond discount                        -                    -               -            (4,855)
Changes in operating assets and
  liabilities:
  Prepaid expenses and other
	current assets                           204,268              (15,150)         20,203          88,519
  Other assets                                   (18,130)                (517)          1,174         (22,466)
  Cash overdraft                                     -               (119,514)        119,514             -
  Accounts payable                               111,687              (97,110)        199,761         285,623
  Accrued expenses                              (200,795)              66,536          (6,580)       (117,919)
					       ----------           ----------      ----------     -----------
Net cash used by operating activities         (2,096,136)          (2,322,415)     (2,118,962)    (11,995,683)
INVESTING ACTIVITIES
Sale of marketable securities                        -                    -               -         3,285,625
Purchase of marketable securities                    -                    -               -        (3,908,281)
Purchases of property and equipment               (6,786)             (59,380)        (52,540)       (603,563)
Proceeds from sale of property and
  equipment, net                                     -                 80,828             -            80,828
Additional patent costs                          (17,685)              (1,402)            -           (56,924)
					       ----------           ----------      ----------     -----------
Net cash  provided by investing
  activities                                     (24,471)              20,045         (52,540)     (1,202,315)
FINANCING ACTIVITIES
Sale of common stock                           1,025,000            1,600,000             -        11,246,226
Expenses of common stock offering                 (5,736)            (165,187)            -        (1,681,586)
Sale of preferred stock                        6,000,000                  -               -         6,000,000
Expenses of preferred stock offering            (720,077)                 -               -          (720,077)
Payments of loan to parent                           -                    -               -        (1,917,057)
Payment of loan by parent                            -                    -               -         1,634,762
Proceeds of loan payable - parent                    -              1,464,811       1,668,179       4,715,067
Payment of loan payable - parent                     -                    -               -        (1,299,782)
Proceeds of note receivable - parent                 -                    -           282,295             -
Proceeds of capital leases                           -                    -               -           101,572
Payments of capital leases                           -                    -           (28,019)       (105,293)
Proceeds of brokerage loan payable                   -                    -               -         2,674,683
Payments of brokerage loan payable                   -                    -               -        (2,674,683)
Exercise  of stock option                         20,598                  -               -            20,598
					       ----------           ----------      ----------     -----------
Net cash provided  by financing
  activities                                   6,319,785            2,899,624       1,922,455      17,994,430
					       ----------           ----------      ----------     -----------
Increase (decrease) in cash and cash
  equivalents                                  4,199,178              597,254        (249,047)      4,796,432
Cash and cash equivalents at beginning
  of period                                      597,254                  -           249,047             -
					       ----------           ----------      ----------     -----------
Cash and cash equivalents at end of period  $  4,796,432        $     597,254   $         -     $   4,796,432

				Page F-6


SUPPLEMENTAL DISCLOSURE OF
  CASH INFORMATION:
Cash paid for interest                      $        -          $      35,486   $       5,873   $     192,046
Noncash operating activities:
  Value of common stock for
    consulting services                     $     53,340        $     150,000   $         -     $     203,340
Noncash investing activities:
  Value of assets transferred to lessor
    in lieu of payment on capital leases    $        -          $      71,405   $         -     $      71,405
Noncash financing activities:
  Value of common stock issued and
    additional paid-in capital for the
    transfer of assets from Parent          $        -          $     344,000   $         -     $     781,060
  Value of common stock issued to
    Parent and additional paid-in capital
    for the forgiveness of debt             $        -          $   3,160,502   $         -     $   3,160,502
  Value of common stock warrants issued
    for consulting services                 $    187,500        $         -     $         -     $     187,500
  Value of common stock issued and
    additional paid-in capital issued as
    dividends on preferred conversion       $      4,864        $         -     $         -     $       4,864
  Value of common stock warrants issued
   for preferred stock offering             $    133,559        $         -     $         -     $     133,559

See Accompanying Notes.

				Page F-7


					LIFEPOINT, INC.
				(a Development Stage Enterprise)

				NOTES TO FINANCIAL STATEMENTS
					March 31, 1999


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Business

	LifePoint, Inc. ("LifePoint" or the "Company") is a development stage company focused on the commercialization of the flow immunosensor technology licensed from the Naval Research Laboratory. LifePoint was incorporated on October 8, 1992 under the laws of the State of Delaware as a wholly-owned subsidiary of Substance Abuse Technologies, Inc. ("SAT"). On October 29, 1997, the majority ownership of the Company was transferred from SAT to Meadow Lane Partners, LLC. The Company is now completely independent from SAT.

Basis of Presentation

As LifePoint is devoting its efforts to research and the development of its products and there has been no revenue generated from product sales as yet, LifePoint's financial statements are presented as statements of a development stage enterprise.

Use of Estimates

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents and Fair Value of Financial Instruments

	LifePoint considers all highly liquid cash investments with an original maturity of three months or less when purchased to be cash equivalents. The carrying amount of all cash and cash equivalents approximates fair value because of the short-term maturity of these instruments.

Property and Equipment

	Property and equipment is stated at cost. Depreciation is computed by the straight-line method over the estimated useful lives of the related assets that range from 5 to 13 years. Expenditures for maintenance and repairs are charged to expense as incurred whereas major betterments and renewals are capitalized. Property and equipment under capital leases are included with property and equipment and amortization of these assets are included in depreciation expense.

Patents

	The cost of patents is being amortized over its expected useful life of 17 years using the straight-line method. At March 31, 1999, and 1998, accumulated amortization of patents was approximately $9,000 and $6,300, respectively.

Research and Development Costs

	Research and development costs are expensed as incurred.

				Page F-8


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			 NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting for Stock-Based Compensation

	LifePoint grants stock options for a fixed number of shares to employees with an exercise price equal to or above the fair value of the shares at the date of grant. LifePoint accounts for stock option grants in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly, recognizes no compensation expense for employee stock option grants. (See Note 4.)

Net Loss per Common Share

	Net loss per common share is based upon the weighted average number of common shares outstanding during the periods reported. Common stock equivalents have not been included in this calculation because their inclusion would be anti-dilutive.

	In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share (SFAS No. 128), which was effective for annual and interim periods ending after December 15, 1997. SFAS No. 128 replaced the previously required primary and fully diluted earnings per share (EPS) with basic and diluted EPS. Unlike primary earnings per share, basic earnings per share exclude any dilutive effects of options, warrants and convertible securities. Diluted earnings per share are very similar to the previously required fully diluted earnings per share. All earnings per share amounts for all periods have been presented and, where necessary, restated to conform to SFAS No. 128. Net loss per common share, assuming dilution, for the year ended March 31, 1998 has been restated due to an error in the calculation. There were no adjustments necessary to net loss in calculating the income available to common stockholders after assumed conversions of stock options and warrants that are considered to be dilutive.

Income Taxes

	LifePoint accounts for income taxes under SFAS No. 109, Accounting For Income Taxes. In accordance with SFAS No. 109, deferred tax assets and liabilities are established for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

2.  CONTINUING OPERATIONS

	During the period from October 8, 1992 (inception) through March 31, 1999, the Company has realized no revenues and has accumulated losses of $14,370,312. The Company will require additional capital to continue the research, development and ultimate manufacture and marketing of its product past prototype phase. Recovery of the Company's assets is dependent upon future events, including completion of the development program and ultimately achieving profitable operations. The outcome of these events is undeterminable.

	The Company successfully completed private placements of both common and preferred stock in the fiscal year ended March 31, 1999, with resulting proceeds of $7,025,000. As a result, management believes.

				Page F-9


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			 NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


2.  CONTINUING OPERATIONS (continued)

that the Company has sufficient cash on hand at March 31, 1999 to sustain operations through March 31, 2000. The Company continues to pursue parallel paths to secure additional funding including strategic partnering, venture capital investors, additional private placements, and a possible public offering. There can be no assurance that any of these additional sources of financing will be available and, in such event, the Company would not be able to complete the development, manufacturing and marketing of its product on a timely basis.

3.  PROPERTY AND EQUIPMENT

	Property and equipment is summarized as follows:
						 March 31
					  1999             1998
  Furniture, Fixtures and Equipment   $  285,594      $   287,502
  Test Equipment                         425,768          425,768
  Leasehold Improvements                 217,849          209,155
				       ---------        ---------
					 929,211          922,425
  Less: Accumulated Depreciation         775,921          636,237
				       ---------        ---------
				      $  153,290       $  286,188

4.  STOCKHOLDERS' EQUITY

Series A Preferred Stock

On January 21, 1999, the Company sold 600,000 shares of the Company's
Series A 10% Cumulative Convertible Preferred Stock, $.001 par value (the "Series A Preferred Stock"), pursuant to a third private placement pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Each share is convertible into 10 shares of the Company's common stock. Dividends are cumulative and are payable semi-annually at a rate of $1.00 per share. The dividends are payable in cash or Common Stock. Shares may be redeemed at the option of the Company upon not less than 30 days nor more than 60 days notice. In the event that the Average Market Price of the Common Stock for any 30-day period is $4.00 or more, the Company shall, by notice to the holders, call all of the then outstanding shares of the Series A Preferred Stock for redemption as of a date not less than ten nor more than 30 days after
the date the notice is given.   Preferred Stock dividends and redemption price
may be satisfied in cash or common stock or a combination of both, at the Company's sole discretion. Holders of the Series A Preferred Stock have the right to vote one vote per share, with the holders of the common stock, on the election of directors and on all other matters submitted to a vote of the holders of the common stock. Rights to vote, one vote per share, as a class are granted where the holders consent is requested by the Company or where provided by the General Corporation Law of the State of Deleware.

The aggregate of 600,000 shares was sold at $10.00 per share and the Company realized $6,000,000 in gross proceeds. Finders' fees were paid to various consultants and bankers for their assistance in helping the Company to complete this private placement. For their assistance in completing this private placement, finders' fees were paid in cash payments of $592,708 and in 404,725 common stock purchase Warrants expiring on January 20, 2004 with an exercise price of $2.41 per share.

				Page F-10


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			  NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


4. STOCKHOLDERS' EQUITY (continued)

Common Stock

	On May 24, 1997, the Board of Directors of LifePoint authorized the issuance of additional shares of the Common Stock to SAT on the basis of a share of the Common Stock for each $1.25 of indebtedness of LifePoint to SAT. Based on SAT's advice that the amount of indebtedness owed by LifePoint to SAT was approximately $2,594,000, all of which SAT agreed to treat as a capital contribution, LifePoint authorized the issuance to SAT of 2,075,306 shares of the Common Stock. As of September 30, 1997, SAT owned 5,575,306 shares of the Common Stock or 76.4% of the 7,297,206 outstanding shares of the Common Stock. SAT ceased providing advances to LifePoint in August 1997 as a result of its inability to secure financing for its own programs. On October 27, 1997, the controlling stockholder interest in LifePoint was sold to an unaffiliated party for $250,000. LifePoint is now completely independent from SAT.

	The purchaser of the Common Stock also loaned money to LifePoint to allow LifePoint to recommence product development. During the third quarter of 1997, LifePoint repaid the loans from the net proceeds of a private placement pursuant to Regulation D under the Securities Act, which sold 3,200,000 shares of the Common Stock at $0.50 per share or an aggregate purchase price of $1,600,000. The net proceeds of the private placement totaled approximately $1,434,000 after the payment of capital formation costs of approximately $166,000, including $160,000 in the form of a finder's fee to Jonathan J. Pallin, who, on October 31, 1997 was elected Chairman of the Board and a director of LifePoint. These capital formation costs have been reflected as a reduction in additional paid-in capital.

On July 23, 1998, the Company closed in a second private placement as to the sale of 1,000,000 shares of the Common Stock. On August 26, 1998, the Company sold an additional 25,000 shares of the Common Stock. This offering of a minimum of 1,000,000 and a maximum of 5,000,000 shares of the Common Stock expired by its terms on October 14, 1998 without any additional shares being sold. The aggregate of 1,025,000 shares was sold at $1.00 per share and the Company realized $1,025,000 in gross proceeds.

Stock Option/Stock Issuance Plan

	On August 14, 1997, the Board of Directors adopted, subject to stockholder approval, the Stock Option Plan providing for the granting of Options to purchase up to 1,000,000 shares of the Common Stock to employees (including officers) and persons who also serve as directors and consultants of the Company. On June 5, 1998, the Board increased the number of shares subject to the Stock Option Plan to 2,000,000, again subject to stockholder approval. Stockholder approval was given on August 13, 1998. The Options may either be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to be granted to employees or nonqualified stock options to be granted to employees, directors or consultants.

				Page F-11


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			 NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


4.  STOCKHOLDERS' EQUITY (continued)

As of March 31, 1999, Options to purchase an aggregate of 794,167 shares of the Common Stock granted to employees (including officers) were outstanding. As of such date, Options to purchase an aggregate of 41,197 shares of the Common Stock had been exercised and Options to purchase an aggregate of 130,278 shares of the Common Stock were then exercisable. Options granted to date under the Stock Option Plan have generally become exercisable as to one-quarter of the shares subject thereto on the first anniversary date of the date of grant and as to 1/36th of the remaining shares on such calendar day each month thereafter for a period of 36 months. Certain Options will become exercisable upon the achievement of certain goals. The exercise price per share for incentive stock options under the Code may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. For nonqualified stock options, the exercise price per share may not be less than 85% of such fair market value. No Option may have a term in excess of ten years. Of the Options outstanding as of March 31, 1999, all were incentive stock options except for Options to purchase an aggregate of 120,000 shares and all had an exercise price of $.50 per share.


			      Incentive Stock Options   Non-Statutory Options

			       Number of  Price Range  Number of   Price Range
				Shares     Per Share     Shares     Per Share
Outstanding - April 1, 1995     218,000      $7.00       10,000        $7.00
  Canceled                      (66,000)      7.00      (10,000)        7.00
				--------                --------
Outstanding - March 31, 1996    152,000       7.00          -            -
  Canceled                     (152,000)      7.00          -            -
				--------                --------
Outstanding - March 31, 1997     -         -             -            -
  Granted                       950,000       0.50      300,000      1.00-4.00
				--------                --------
Outstanding - March 31, 1998    950,000       0.50      300,000      1.00-4.00
  Granted                        40,000    0.50-1.34    135,000         0.50
  Exercised                     (41,197)      0.50     (155,000)        1.00
  Canceled                     (274,636)   0.50-1.34   (160,000)     0.50-1.00
				--------                --------
Outstanding - March 31, 1999    674,167       0.50      120,000         0.50


 Warrants

	In connection with its initial public offering in October and November 1993, LifePoint granted to the underwriter, for a nominal fee, Common Stock purchase warrants to purchase 150,000 shares of the LifePoint Common Stock at $7.50 per share. These warrants expired on October 13, 1998. LifePoint granted Common Stock purchase warrants, expiring on various dates through January 20, 2004, to purchase 1,136,725 shares of the Common Stock at $0.50 to $2.41 per share during fiscal 1999 and 1,577,289 shares of the common stock at $0.50 to $1.00 per share during fiscal 1998.

				Page F-12


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


4.  STOCKHOLDERS' EQUITY (continued)

		   Warrants
					 Number of              Price Range
					  Shares                 Per Share
	Outstanding - April 1, 1995       150,000                 $ 7.50
					---------
	Outstanding - March 31, 1996      150,000                   7.50
					---------
	Outstanding - March 31, 1997      150,000                   7.50
	Granted                         1,577,289               0.50 - 1.00
					---------
	Outstanding - March 31, 1998    1,727,289               0.50 - 7.50
	Expired                          (150,000)                  7.50
	Granted                         1,136,725               0.75 - 2.41
					---------
	Outstanding - March 31, 1999    2,714,014               0.50 - 2.41

	A summary of the status of the stock option and warrant grants as of March 31, 1999, 1998 and 1997, and activities during the years ending on those dates, is presented below:

				  1999                     1998                    1997
			 ---------------------    ---------------------   ---------------------
				      Weighted                 Weighted                Weighted
				      Average                  Average                 Average
			 Options and  Exercise   Options and   Exercise   Options and  Exercise
			  Warrants     Price      Warrants      Price      Warrants     Price

Outstanding at
 beginning of year        2,977,289    $1.09        150,000     $7.50       302,000     $7.25
Granted                   1,311,725     1.31      2,827,289      0.75           -         -
Canceled                   (434,636)    0.72            -         -        (152,000)     7.00
Exercised                  (196,197)    0.90            -         -             -         -
Expired                    (150,000)    7.50            -         -             -         -
			  ----------              ---------                ---------
Outstanding at end
 of year                  3,508,181     0.82      2,977,289      1.09       150,000      7.50
Options and warrants
 exercisable at year end  2,837,190     0.89      2,027,289      1.36       150,000      7.50
Weighted-average fair
value of options and
warrants granted
  during the year          $ 0.82                  $ 0.53                    $  -



	The following table summarizes information about stock options and warrants outstanding as of March 31, 1999:


				Options and Warrants   Options and Warrants
				    Outstanding             Exercisable
		Weighted    ------------------------------------------------
		 Average               Weighted             Weighted
Range of        Remaining   Options    Average    Options   Average
Exercise          Life        and      Exercise     and     Exercise
Prices           (Years)   Warrants     Price     Warrants   Price

$0.50 to $2.41    6.0      3,508,181   $ 0.82    2,837,190   $ 0.89


				Page F-13


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			NOTES TO FINANCIAL STATEMENTS
				March 31, 1999

4.  STOCKHOLDERS' EQUITY (continued)

	The Company continues to account for stock-based compensation using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("FAS 123"), established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of FAS 123. Had compensation cost for the Company's stock option plan been determined based upon the Black-Scholes valuation methodology, prescribed under FAS 123, the effect on the Company's net loss and net loss per share, as of March 31, 1999 would have been adjusted to the proforma amounts as indicated below:

			Net Loss
			  As reported            $ (2,696,713)
			  Pro forma                (3,144,713)

			Net Loss per share (Basic)
			  As reported            $      (0.23)
			  Pro forma                     (0.27)

			Net Loss per share (Diluted)
			  As reported            $      (0.23)
			  Pro forma                     (0.27)

In the fiscal year ended March 31, 1999 the Company employed the Black-Scholes option pricing model in order to calculate the above effect on net loss and net loss per share. The Minimum Value method was used for the years ended March 31, 1998 and 1997. The following table describes the assumptions utilized by the Black-Scholes option-pricing model and the resulting fair value of the options granted for the year ended March 31, 1999.

			Volatility              1.87
			Risk-free interest rate 6.00%
			Expected life in years    5
			Forfeiture rate         0.00%
			Dividend yield          0.00%


				Page F-14


				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			NOTES TO FINANCIAL STATEMENTS
				March 31, 1999

5.  INCOME TAXES

	For income tax purposes, LifePoint has a net operating loss carry forward at March 31, 1999 of approximately $12,806,000 expiring in 2009 to 2014 if not offset against future federal taxable income. In addition, LifePoint has a capital loss carryover of approximately $625,000 which expires in 2001 if not offset against future capital gains.

	Income tax benefit attributable to net loss differed from the amounts computed by applying the statutory Federal Income tax rate applicable for each period as a result of the following:

							   March 31
						 1999        1998       1997


  Computed "expected" tax benefit           $  918,000  $  586,000  $  869,000
  Decrease in tax benefit resulting from
    net operating loss for which no benefit
    is currently available                    (918,000)   (586,000)   (869,000)
					     ----------  ----------  ----------
					    $      -    $      -    $      -

	The tax effects of temporary differences that give rise to significant portions of the net deferred tax asset are presented below:
						     March 31
						 1999        1998
  Deferred tax assets:
    Net operating loss carryforwards        $4,354,000  $3,436,000
    Capital loss carryforwards                 213,600     213,600
									       ----------   ---------
										4,567,600   3,649,600
  Less:
    Valuation allowance under SFAS 109       4,567,600   3,649,600
								    ----------   ---------
    Net deferred tax assets                 $      -    $      -

	SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that a $4,567,600 valuation allowance at March 31, 1999 is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance for the current year is $918,000.

				Page F-15



				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			NOTES TO FINANCIAL STATEMENTS
				March 31, 1999


6.  COMMITMENTS AND CONTINGENCIES

Lease Commitments

	LifePoint has entered into a lease agreement commencing October 1, 1997 and, extended by an amendment, terminating on March 31, 2002, for the office and research facilities in Rancho Cucamonga, California. In addition to rent of $72,000 per year for fiscal years ending March 31, 2000 through March 31, 2002, LifePoint will pay for real estate taxes and other occupancy costs. Rent expense for the fiscal years ended March 31, 1999, 1998 and 1997 was $69,000, $44,000 and $45,000, respectively.

Significant Contracts

	Effective January 1, 1993, LifePoint entered into a sub-license agreement with SAT in which LifePoint sublicensed all of SAT's rights under a license agreement with the Department of the Navy (the License Agreement).

	SAT and the Department of the Navy on January 24, 1992 had entered into a ten-year agreement granting SAT a partial exclusive patent license to products for drug testing in the United States and certain foreign countries. In June 1995, SAT's License Agreement with the Department of Navy was renegotiated and amended to provide for minimum royalties of $100,000 per year commencing October 1, 1995 and terminating September 30, 2005. Additional royalties will be paid pursuant to a schedule based upon sales of products. LifePoint was a sub-licensee under this agreement from SAT and, accordingly, had an obligation to SAT for the royalty payments required by the License Agreement. Royalties expensed under the License Agreement by LifePoint were $40,000, $100,000 and $50,000 for the years ended March 31, 1998, 1997 and
1996, respectively. No amounts were paid or due for the fiscal year ended March 31, 1999.

	With the sale of SAT's majority-owned position in LifePoint, the U.S. Navy also agreed to transfer its License Agreement with SAT directly to LifePoint. An amendment dated November 12, 1997 was executed to modify the up-front $100,000 annual minimum payment to be paid in several payments over the year; it also included a onetime payment of $10,000 for any outstanding debt due to the Navy from SAT. LifePoint has assumed all of SAT's rights and undertaken all of SAT's obligations under the License Agreement.

In April 1999, the Company and the USN completed negotiations for an expansion of the License Agreement. The new terms expand the field-of-use from drugs of abuse and anabolic steroids on urine samples to include all possible diagnostic uses for saliva and urine. In addition, the royalty rate has been reduced to 3% on the technology-related portion of the disposable cassette sales and 1% on instrument sales from the previous 10% on all LifePoint product sales. The minimum royalty payment has been reduced to $50,000 in 2001 (anticipated first year of product sales) and $100,000 a year thereafter versus the previous $100,000 per year. The Company is further developing the USN-developed technology for application in its own proprietary test system.

7.  INTERCOMPANY ALLOCATIONS

	LifePoint was originally obligated to pay a fixed annual management fee of $420,000 plus three percent of its gross revenues to SAT, it's former parent. In addition, the Company was allocated overhead expenses such as rent, utilities, etc. based on estimated usage. In March of 1997, the Management


				Page F-16

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

				LIFEPOINT, INC.
			(a Development Stage Enterprise)

			NOTES TO FINANCIAL STATEMENTS
				March 31, 1999

7.  INTERCOMPANY ALLOCATIONS (continued)

Agreement was again amended to provide for a percentage of time and services agreement whereby the costs of certain SAT employees and facilities were allocated to LifePoint based on a percentage of usage. As the activity of LifePoint had been increasing, there had been a tremendous increase in time required by SAT employees and expanded use of leased space to satisfy LifePoint's needs. The services provided to LifePoint by SAT pursuant to the Management Agreement included management, administrative, accounting and other financial services and advice, including, without limitation, the services then performed by the Treasurer of LifePoint (who was also the Treasurer of SAT), for which he was not directly compensated by LifePoint; services relating to LifePoint's financial and banking relationships; services relating to the preparation of financial statements, budgets, forecasts and cash flow projections; cash management advice; and other miscellaneous services and advice. LifePoint paid $410,000 and $420,000 for the years ended March 31, 1998 and 1997 in management fees. The management fee was discontinued after June 30, 1997 because no services were being provided after that date.


				Page F-17

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

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Liquidity and Capital Resources

The Company is a development stage enterprise with no earnings history. Since its inception, the Company has devoted substantially all of its resources to research and development and has experienced an ongoing deficiency in working capital. The Company does not anticipate generating revenue from product sales until the third quarter of 2000.

Because the Company has not produced any revenues as a result of its being a development stage company, it has been dependent, ever since gaining its independence from SAT in October 1997 (see the section "History of the Company" in Item 1 to this Report), on the net proceeds derived from three private placements pursuant to Regulation D under the Securities Act to fund its operations, as described in the succeeding three paragraphs.

On November 21 and December 10, 1997, the Company closed as to the sales of an aggregate of 3,200,000 shares of the Common Stock at $.50 per share and the Company realized $1,600,000 in gross proceeds. There were no underwriting discounts or commissions allowed or paid pursuant to the private placement. A finder's fee of $160,000 was paid to Jonathan J. Pallin who was a member of Meadow Lane and who, on October 31, 1997, was elected as the Chairman of the Board and a director of the Company.

On July 23 and August 26, 1998, the Company closed as to the sales of an aggregate of 1,025,000 shares of the Common Stock at $1.00 per share and the Company realized $1,025,000 in gross proceeds. There were no underwriting discounts or commissions paid related to the private placement. However, a Warrant expiring December 13, 2003 to purchase 50,000 shares of the Common Stock at $1.08 was granted to an unaffiliated person for his assistance in completing $500,000 of this offering.

On January 21, 1999, the Company closed as to the sale of 600,000 shares of the Series A Preferred Stock at $10.00 per share and the Company realized $6,000,000 in gross proceeds. Finders' fees were paid to various consultants and bankers for their assistance in helping the Company to complete this private placement consisting of an aggregate of $592,078 in cash fees (including $420,451 to Mr. Pallin) and Warrants expiring January 20, 2004 to purchase an aggregate of 404,725 shares of the Common Stock (net of a cancellation) at $2.41 per share.

Management believes that, with the net proceeds from the private placement described in the preceding paragraph, the Company has sufficient funds to complete the pre-production instrument for the testing product for drugs of abuse and alcohol and that the pre-production instrument will be completed not earlier than the first quarter of 2000. There can be no assurance that management's estimate as to costs and timing will be correct. Any delays may further increase the Company's costs of development.

Management's latest estimate is that completion of the development and launching of a saliva based drugs of abuse and alcohol testing product, after the prototype, will require additional funding of approximately $7,000,000, beyond the recently raised $6,000,000, and that the product will not be launched earlier than the third quarter of 2000. This contrasts with SAT's June 1997 publicly announced incremental costs for the Company of $16,000,000 to $18,000,000 (including the costs to develop the prototype) and a launch date of the first quarter of 1999 at the earliest. However, these estimates were prior to the suspension of product development efforts and the subsequent reduced product development efforts over the last 20 months.

Since October 1997, management had been pursuing parallel paths for long-term financing venture capital, strategic partnering, a public offering and/or a private placement for all or part of the required funding.


Management had initially believed that one likely source for the additional funding would have been an investment by a venture capital investor or investors; however, management does not currently believe that an investment in the Company by a venture capital investor to be a likely source of funding at this time.

Management has also been exploring the possibility of obtaining a strategic partner(s) for the Company. To this end, the Company had an agreement with Burrill & Company ("Burrill"), a San Francisco-based merchant bank focused exclusively on servicing life science companies. The agreement with Burrill was terminated on May 7, 1999.

The Company continues to pursue strategic partnering through the Venture Merchant Group. Several large pharmaceutical and diagnostic corporations have expressed initial interest in partnering with the Company. Management anticipates that one or more partnering agreements may be completed prior to the end of this fiscal year.

Management has also pursued the possibility of an underwritten public offering and has received expressions of interest from several well-known small national and large regional firms. At least one firm has offered to conduct a public offering late 1999 or early 2000. There can be no assurance that stock market conditions would be receptive to a public offering by the Company at that time. In addition, competitive conditions in the substance abuse testing industry at that time may make the Company less attractive to potential public investors.

Having successfully consummated three private placements pursuant to Regulation D under the Securities Act since November 1997, the Company may seek to raise the additional required financing through this method. As with a public offering, there can be no assurance that potential investors would be receptive to a private placement by the Company at that time, either because of general stock market conditions or conditions generally in the substance abuse technology industry.

There can be no assurance that the Company will be successful in securing additional financing, whether through a strategic partner, a public offering or a private placement.

If all of the Warrants to purchase an aggregate of 2,714,014 shares of the Common Stock which are outstanding on March 31, 1999 were subsequently exercised, the Company would realize $2,464,272 in gross proceeds. If all of the Options to purchase an aggregate of 794,167 shares outstanding on March 31, 1999 were subsequently exercised, the Company would realize $397,084 in gross proceeds. However, there can be no certainty as to when and if any of these securities may be exercised, especially as to the Options and a Warrant which were not all currently exercisable as of March 31, 1999. Accordingly, management believes that the Company cannot rely on these exercises as a source of financing.

Operating Cash Flows

Net cash used for operations during fiscal 1999 amounted to $2,096,000 as compared to $2,322,000 and $2,119,000 in fiscal 1998 and 1997, respectively. The cash used by operating activities in fiscal 1999 was reduced by $226,000 from fiscal 1998, which was the result of reduced expenses in fiscal 1999 due to cash constraints versus normal product development early in fiscal 1998. Cash used in operating activities for fiscal 1998 increased $203,000 from fiscal 1997 due primarily from moving product development from the research stage to the development stage.

Investing Cash Flows

During fiscal 1999, net cash used by investing activities was $24,000 as a result of purchases of property and equipment and patent related costs. During fiscal 1998, net cash provided by investing activities of $20,000 was generated from the sale of property and equipment offset by the purchases of property and equipment. Net cash used by investing activities of $53,000 during fiscal 1997 was for purchases of property and equipment.


Financing Cash Flows

Net cash provided by financing activities amounted to $6,320,000 during fiscal 1999 related to the second private placement of 1,025,000 of the Common Stock with net proceeds approximating $1,018,000 and net proceeds of $5,146,000 from the sale of 600,000 shares of the Series A Preferred Stock as described above.

Net cash provided by financing activities amounted to $2,900,000 during fiscal 1998. Financing cash flows were provided by loans from SAT of approximately $1,465,000 and the net proceeds of approximately $1,434,000 of a private placement of 3,200,000 shares of the Common Stock at $0.50 per share.

Net cash provided by financing activities amounted to $1,922,000 during fiscal 1997. Financing cash flows were provided by loans from SAT of approximately $1,668,000 and net proceeds from repayment of note receivable from SAT in the amount of approximately $282,000.

Results of Operations

Fiscal 1999 vs. Fiscal 1998

During fiscal 1999, the Company continued as a development stage enterprise with no revenues. Research and development expenses in fiscal 1999 were $1,118,000 as compared to $1,052,000 in fiscal 1998, or an increase of $66,000 or 6.2%. The increase in fiscal 1999 was primarily due to increased staffing levels. Selling, general and administrative expenses were $1,483,000 in fiscal 1999 as compared to $673,000 in fiscal 1998, or an increase of $810,000 or 120.4%. In fiscal 1998 the Company paid management fees to SAT of $410,000 which are not included in the selling, general and administrative expenses. Total selling, general and administrative expense including management fees for fiscal 1998 was $1,083,000, or an increase in fiscal 1999 of $400,000 or 36.9%. This increase is as a result of the Company's focus on investor relations, as well as additional expenses incurred for legal, accounting and administrative functions assumed with its independence from SAT. As of March 31, 1999, the Company did not anticipate generating revenues from product sales during the fiscal year ending March 31, 1999 and not until after submission of the drugs of abuse/alcohol testing product to the FDA in March 2000 at the earliest. Accordingly, management anticipated that operating losses would continue for at least a 24-month period.


The net loss for fiscal 1999 was $2,697,000 as compared to $2,552,000 for fiscal 1998. The increase of $145,000 or 5.7% was primarily the result of the increase in selling, general and administrative expenses noted above.

Fiscal 1998 vs. Fiscal 1997

During fiscal 1998, the Company continued as a development stage enterprise with no revenues. Selling, general and administrative expenses were $673,000 in fiscal 1998 as compared to $269,000 in fiscal 1997, or an increase of $404,000 or 150.2%. Management fees paid to SAT were $410,000 in fiscal 1998 as compared to $420,000 in fiscal 1997, a decrease of $10,000 or 2.4%. During fiscal 1998, the management fees were based on the proportional costs for shared resources and personnel. However, during the second quarter of fiscal 1998, the management fee was discontinued because services were no longer provided by SAT. Overall, selling, general and administrative expenses and management fees were $1,083,000 in fiscal 1998 versus $689,000 in fiscal 1997, and increased based on actual incurred expenses rather than a
previously negotiated fee.   Research and development expenditures totaled
$1,052,000 in fiscal 1998 as compared to $1,735,000 in fiscal 1997 or a decrease of $683,000 or 39.4%. The decrease was primarily the result of the temporary suspension and subsequent reduced expenditures for product development efforts by the Company, due to a cessation of funding by its former parent SAT.

The net loss for fiscal 1998 was $2,552,000 as compared to $2,631,000 for fiscal 1997. The decrease of $79,000 or 2.8% was primarily the result of a suspension and subsequent reduction in the product development expenditures due to a cessation of funding by the Company's former parent SAT.

Impact of the Year 2000 Issue

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Based on a recent assessment, the Company determined that all of the software currently in use on its computer system properly utilizes dates beyond December 31, 1999.

Inflation

The Company believes that inflation has not had a material effect on its results of operations.

Forward Looking Statements

This "Management's Discussion and Analysis of Financial Condition and
Results of Operations" contains forward-looking statements that are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those anticipated by the statements made above are the following:

As indicated in the section "Liquidity and Cash Resources" under this caption "Management's Discussion and Analysis of Financial Condition and Results of Operations," management estimates an incremental cost of $7,000,000 over the recently raised $6,000,000 to complete the development of a saliva-based drug and alcohol testing product. Unless this financing is obtained and the product development program successfully completed (which is not anticipated until the third quarter of 2000 at the earliest), the Company will continue without revenues from a product or service and, accordingly, will have to cease operating. Although management is pursuing, or will pursue, these financial routes: a strategic partner, a public offering and a private placement, there can be no assurance that any additional financing will be consummated.

As of March 31, 1999, the Company employed 14 employees, of whom 12 were directly involved in its research and development program. Management estimates that it will require approximately 24 scientists and engineers to complete this project and, if the product is successfully developed, approximately 24 persons to commence manufacturing thereof. There can be no assurance that such personnel will be available when the Company requires them, especially at its current location in Rancho Cucamonga, California. Management anticipates that the Company, in such circumstances, may have to move to a different location in California where such personnel may be more readily available, which move will add to the Company's costs. There can be no assurance that the Company, in such circumstances, will be any more successful in such new location in obtaining such personnel.

An independent consultant in June 1997 confirmed management's belief that the Company's saliva-based drugs of abuse and alcohol testing products could be developed and that, once developed, there would be a significant market therefor. However, there are certain risks in any research and development program that the product will not ultimately be developed, that it will be developed later than anticipated, that the estimated costs will be higher than projected and that the market may be smaller then anticipated when the product is ultimately marketed.


Table of Contents

					     Page

Notice of the Annual Meeting Stockholders    N/A
Proxy Statement:
Voting Securities..........................  1
Proposal One: Election of Directors........  2          LIFEPOINT, INC.
Management.................................  6
Executive Compensation.....................  9
Security Ownership of Certain Beneficial
   Holders and Management.................. 14
Proposal Two: Appointment of Independent
   Auditors................................ 17
Proposal Three: Authority to Board to
   Implement a Possible Reverse
   Stock Split............................. 17
Proposal Four: Authority to Board to                  Notice of Annual Meeting
   Increase Authorized shares.............. 23           of Stockholders and
Financial Statements....................... 27              Proxy Statement
Other Matters Coming Before Meeting........ 27
Miscellaneous.............................. 27




							      July 23, 1999





10400 Trademark Street
Rancho Cucamonga, CA 91730
This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby appoints Linda H. Masterson and Robert W. Berend as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the Common Stock and/or Series A Preferred Stock of LifePoint, Inc. (the "Company") held of record by the undersigned on July 12, 1999 at the Annual Meeting of Stockholders to be held on August 20, 1999 or at any adjournment thereof.

1. Election of Jonathan J. Pallin, Linda H. Masterson, Peter S. Gold and Paul Sandler as Directors of the Company.

	---- FOR all nominees listed above.

	FOR all nominees listed above EXCEPT: ______________________________

(INSTRUCTION: To withhold authority to vote on any individual nominee(s), write his/her name(s) in the space above.)

	---- WITHHOLD AUTHORITY to vote for all the nominees listed above.

2. Proposal to Ratify the Appointment of Ernst & Young LLP as Independent Auditors of the Company.
	---- FOR                 ---- AGAINST               ---- ABSTAIN

3.      Proposal to Authorize a Reverse Stock Split.

	---- FOR                 ---- AGAINST               ---- ABSTAIN

4. Proposal to Authorize an Increase in Authorized Shares.

	---- FOR                 ---- AGAINST               ---- ABSTAIN


5. To transact such other business as may come before the Annual Meeting or any adjournment thereof.


This proxy, when executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

I (we) shall attend the Annual Meeting in person   _____ Yes       _____ No

Please sign exactly as your name appears to the left. When shares are held by joint tenants, please both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by a duly authorized person.

____________________________________
Signature

____________________________________
Signature, if held jointly

Date:   _________________________, 1999

